PHOENIX INVESTMENT PARTNERS

ANNUAL REPORT

NOVEMBER 30, 2000

[GRAPHICS OMITTED]

Aberdeen

Duff&Phelps

Goodwin

[BULLET] SENECA [BULLET]


[BULLET] Phoenix-Aberdeen
         International Fund

[BULLET] Phoenix-Duff & Phelps
         Real Estate
         Securities Fund

[BULLET] Phoenix-Goodwin
         Emerging Markets
         Bond Fund

[BULLET] Phoenix-Goodwin
         Tax-Exempt Bond
         Fund

[BULLET] Phoenix-Seneca
         Tax Sensitive
         Growth Fund

PHOENIX
INVESTMENT PARTNERS

[GRAPHIC OMITTED]

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

[GRAPHIC OMITTED]

   We are pleased to provide this annual report for the 12 months ended November 30, 2000. On the following pages, your Funds' portfolio managers review market events over the past year and discuss their investment strategy. We hope you find their comments informative. If you have any questions, please call your financial advisor or contact us at 1-800-243-1574 or www.phoenixinvestments.com.

"PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS." Every investor is familiar with this reminder that no one can predict accurately what your future investment return will be based on past performance results. As we've seen this year, financial markets can be quite changeable, revolving around investor perceptions as much as hard facts. Because of the market's ever-changing nature, many high-performing mutual funds may not repeat their gains from one year to the next.

   Establishing a long-term investment plan with the help of a trusted advisor is a crucial step in achieving your personal financial goals. Another critical ingredient to investor success is developing realistic expectations about your investments and about market performance.

   Our role is to help you build and preserve your capital over time. Your role is to adopt an investing discipline and maintain a long-term market perspective. Rely on your financial advisor to provide the insight and wisdom to keep you on track.

Sincerely,

/s/ Signature
    Philip R. McLoughlin

NOVEMBER 30, 2000

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Aberdeen International Fund .......................................    3
Phoenix-Duff & Phelps Real Estate Securities Fund .........................   16
Phoenix-Goodwin Emerging Markets Bond Fund ................................   24
Phoenix-Goodwin Tax-Exempt Bond Fund ......................................   33
Phoenix-Seneca Tax Sensitive Growth Fund ..................................   42
Notes to Financial Statements .............................................   49

PHOENIX-ABERDEEN INTERNATIONAL FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: For the year ended November 30, 2000 Class A shares were down 11.96%, Class B shares declined 12.67% and Class C shares fell 12.63%. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, had a negative 9.46% return. The average return for a peer universe of 678 international funds was minus 8.92%, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED PERFORMANCE?

A: International markets have endured a difficult year in 2000, giving back some of the gains made in 1999. Although many of the markets were only marginally down in local terms, the strength of the dollar has exacerbated these losses for U.S. investors with the rest of the world's major currencies depreciating significantly against the "greenback" during the year. Indeed currency weakness, particularly that of the euro, has been a major reason for the Fund's underperformance. The euro fell over 13.5% during the Fund's financial year, while the British pound and Japanese yen fared only slightly better, declining 10.8% and 8.1%, respectively. The equity markets have been extremely volatile, with technology and telecommunications stocks suffering a dramatic reversal of fortunes after the success of 1999. Our holdings in blue-chip communications companies such as Nortel (Canada), Nokia (Finland), Ericsson (Sweden), NTT (Japan) and Vodafone (UK) suffered badly in this period. All these companies are major components of their respective countries' stock market indexes, and as such they contributed significantly to the decline in both international markets and the value of the Fund.

Q: WHAT CHANGES HAVE BEEN MADE TO THE FUND'S ASSET ALLOCATION?

A: The weightings in Continental Europe and the United Kingdom have been increased, while the Fund's exposure to Japan, the Far East and Canada have been reduced.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE INTERNATIONAL MARKETS?

A: The outlook for international markets is mainly dependent on the situation in the United States where economic statistics are back at center stage following the long running saga of the U.S. presidential election. The past month or so has witnessed a palpable deterioration in growth expectations, led principally by the U.S. GDP forecasts for next year have fallen to around 2.5% to 3% for the OECD countries and to 3.5% to 4% for the world in aggregate.

1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX MEASURES FOREIGN
  STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

      While below 3% growth forecasts for 2001 are as yet few and far between in the U.S., forecasters are inclined to believe that the risks to their consensus 3% to 31/2% estimate do point in that direction, with most expecting several quarters next year when growth will be between 2% to 3% at an annualized rate. The third-quarter 2000 initial GDP estimate of 2.7% may well warrant further downward revision, following disappointing trade data, but consumer spending at 4.5% remained a powerful support, rebounding from second-quarter weakness. Nearly all the more recent monthly actual and survey data, however, reveal a further slowdown in retail activity, especially in durable goods, while the unwinding of the spending boom on information technology equipment is well under way. A sharp slowing in orders suggests that hi-tech manufacturing will continue to cool, while manufacturing (ex tech) has been hit by a plunge in auto production.

      None of this should be too much of a surprise, however; this is exactly what was supposed to happen when the Fed tightened policy to restrain demand, while higher oil prices were expected to reduce growth by around 0.75% in a full year. A landing soft enough to satisfy a Fed that still retains a tightening bias in the face of the recent slowdown will undoubtedly require several quarters of 2% to 3% growth. The problem is that it is difficult to differentiate at this transition stage (especially at a time of volatile equity markets and more restrictive credit conditions) between a soft landing and the beginnings of a hard landing. Confidence will be key, especially consumer confidence, as consumer spending accounts for 67% of economic activity. Should the Fed suspect that any serious loss might unfold, then its broader policy goal of stable growth as well as stable inflation allows greater flexibility than at other central banks that are committed purely to inflation-targeting.

      Evidence of slowing economic growth continues to accumulate elsewhere. In the UK, the pace of private sector, final domestic demand has weakened, with consumption slowing from 1% per quarter to around 0.75% per quarter this year. Indeed, looking forward, the MPC expects "that consumption growth will slow to around or even below trend," although this is necessary to allow room for higher government spending. Overall, GDP forecasts for next year are trending down towards the Treasury's 2.5% forecast with the uncertainty created by the slowing global environment, particularly in the U.S., a key factor.

      Slowing industrial output should pull third-quarter euro-zone GDP back to slightly below a 3% rate (although still 31/2% ahead of last year). Even so, growth should not slow too much further with monetary conditions still accommodative, unemployment continuing to decline, fiscal easing probably in excess of 0.75% next year and a likely fall in the oil price. Overall, private consumption and government spending should ensure that euro-zone growth continues to be relatively robust next year at around 2.75% to 3%.

      Outside of exports and capital expenditure, firm trends in the Japanese economy remain elusive. As expected, the government has implemented a supplementary fiscal package in another effort to stimulate the economy, but, in general, consumer spending is still fairly subdued and the financial system fragile. As yet, there is little evidence that GDP growth will accelerate much from its current 2% underlying pace, and if anything, risks are mainly to the downside.

      Elsewhere in the Far East, even as current GDP figures show strong year-over-year growth, the softening external environment and structural/ political issues warn of substantially weaker numbers next year in countries such as South Korea and Taiwan. For example, South Korea recently reported third-quarter GDP running at 9.2%, but by the middle of next year, this could possibly halve with unemployment rising rapidly and weaker exports. A more moderate slowdown is expected elsewhere, and, therefore, forecasts for overall regional growth, including China, remain generally in excess of 5%.

      Despite Argentina's well-publicized problems, growth in Brazil and Mexico remains strong, albeit moderating. Mexico recently reported third-quarter GDP some 7% ahead year-over-year, but the quarterly rate slid to 4.7% on an annualized basis from 6.5% in the second quarter and 12.5% in the first quarter. For the region, next year's outlook depends crucially on the U.S. economy, but slippage to a little below 4% looks probable. Growth in other emerging markets is generally forecast to remain fairly buoyant, with much of emerging Europe, for example, expected to show growth in a 4% to 5% range.

      As a general rule around the developed world, inflation remains well behaved. Headline inflation is probably close to peaking, unless oil prices spike to $40 or so over the winter, while core numbers have tended to stabilize in recent months. With the economic background already described unfolding, tight labor market conditions may already be easing, while surveys reveal few signs of rising inflation expectations. Core U.S. CPI inflation is running at 2.5%, while core PPI at all levels, from finished to crude goods, is even lower. In the UK, the latest Bank of England quarterly inflation report predicted that the 21/2% target should be achieved in two years, while the European Central Bank has indicated that core inflation, currently at around 1.5%, is the real driver of monetary policy. European Union core inflation may drift gradually higher but is not expected to exceed 2.0%.

      Interest rate futures markets are generally taking a favorable view on the outlook for interest rates, but it should be remembered that their forecasting record is fairly patchy. Even so, directional trends indicate that short-term rates in both the U.S. and UK have peaked. This is corroborated by 12-month money market rates in the UK, which have dropped by a second successive 20 basis points over a month, to reach 6.0%, in line with both the current repo and three-month rates. Nearly all the interest rate hawks have capitulated, while those who have long held that rates would peak at 6.00% are now forecasting 5.5% by year-end 2001 and believe they may even be heading lower within three to six months. Monetary policy in the UK is moderately tight, but the MPC as ever will require evidence that private domestic demand is slowing sufficiently before moving rates to lower levels.

      The U.S. Federal Reserve left its tightening bias unchanged at the recent FOMC meeting, even though the accompanying statement acknowledged that growth may be below trend for a time. Much will depend on economic data over the winter months, but as long as final domestic demand subsides moderately, a rate cut may still be some time off, although the bias will likely be suspended at the December FOMC meeting or soon thereafter.

      Until very recently, many commentators had expected that European rates would need to rise by another 50 basis points to offset growing inflationary pressures and the weak euro (indeed some still do). More recently, however, intervention to support the euro and comments from European Central Bank members have led to general expectations of only another 25 basis points at most now being required. Specifically, European Central Bank Vice President Noyer, in a statement accompanying the most recent European Union inflation reports, highlighted once again that recent inflationary pressures had been driven almost exclusively by developments in oil and the foreign exchange markets. He added that "monetary policy cannot and should not try to counteract such influences on inflation in the short term."

      Deflation persists in Japan and there is little likelihood of any rate changes in the near future.

      On the currency front, repeated, but relatively small scale, intervention has yet to lift the Euro substantially and the U.S. dollar remains the currency of choice in today's uncertain environment. It has strengthened also against both the yen and sterling, even though the source of many global concerns emanates from the U.S. The current account deficit continues to deteriorate, while the merchandise trade deficit is now heading towards $500 billion on an annualized basis. Merger and acquisition activity has essentially dried up in both lead sectors, telecoms and financial services, while the attractions of U.S. corporate bonds and equities must be dimming somewhat. Should portfolio flows just slow, let alone reverse, financing the deficit may prove a more disorderly process. The case for a reversal in the dollar is strong and rising, but the topping-out process may yet have a little longer to run.

      Just three months ago, investors were celebrating an anticipated U.S. soft landing with the S&P 500 Index2 at an all-time high, while the UK and most European indices were either at or within sight of new peaks. Since then, the main indices have suffered constant pressure from external factors, such as rising oil prices. Escalating Middle Eastern conflict has added to the internal dynamics of slowing economic growth, profit warnings and downgrades and a further puncturing of the bullish sentiment towards technology stocks. The investment background has changed to one where fears of a U.S. hard landing are growing and this is being reflected in a rise in the risk premium for both equities and corporate debt. Even so, many defensive stocks have prospered through this period, and it is really only the scale of the falls in technology/ telecom stocks, especially in the U.S., that has caused the bulk of the weakness in the main indices. Indeed, even in the last month or so, the UK, U.S., German and French indices have all hit new highs.

      The more recent equity sell-off has reflected growing unease over the outlook for world growth and specifically the implications of weakening U.S. economic activity. The possibility that the virtuous circle that has dominated asset markets for so long could be turning into a downward spiral has gathered some currency and even well-renowned strategists have suggested raising bond weightings recently. It is worth noting, however, that proponents of a hard landing for the U.S. economy are generally nearly all outside mainstream forecasting, although even the most bullish commentators would acknowledge that the probability of a fairly turbulent descent has increased. JP Morgan, for example, believes "the probability of such a hard landing by the middle of next year currently seems to be about 30%."

2 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE
  INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

      Naturally enough, there is enormous uncertainty. Unfortunately, the upcoming figures over the next few months will do little to end the soft/hard landing debate, and indeed in the early stages of a slowdown, inventory cutbacks exacerbate the issue. It should be remembered, however, that the OECD leading indicator began its descent over a year ago, it is not a recent event. If the U.S. (and by definition the global) economy is to experience a soft landing, however, leading indicators will need to begin to turn within the next three months or so, or the Fed will be forced into action.

      The consensus view, with which we concur, is that monetary and financial conditions are conducive to a slowing economy, not a recession. Inventory correction should not last too long, consumer sentiment remains fairly resilient and oil prices will likely subside early next year. There are obvious risks to capital spending and technology spending, in particular, while oil prices could still spike higher, credit conditions deteriorate, corporate profits will remain under pressure and U.S. financial imbalances remain a constant threat. Indeed, overall there is little doubt that economic and corporate risks have risen.

      This, of course, is what the financial markets have been discounting with bonds substantially outperforming equities year to date. The process has accelerated again in recent months as equity markets have priced in these higher levels of perceived risk. Interestingly, the conduit is not equities in general, but technology/telecoms specifically. Even with all the autumn shocks of sharply rising oil prices, etc., the non-tech indices of the main Western markets are little changed from their end of August levels. In stark contrast, the average technology indices are down around 30%. Thus, support for the bulk of the equity markets is indicative of a belief in a soft landing, and this would suggest further near-term vulnerability should this assumption become increasingly strained. Volatility will remain a key feature over the next few months, but taking a longer time scale, a recession remains unlikely next year and current uncertainties should ease. In our opinion, equities, therefore, remain the asset of choice for 2001, and property is favored over cash, while at current yields, government bonds offer little value.

                                                               DECEMBER 11, 2000

PHOENIX-ABERDEEN INTERNATIONAL FUND

AVERAGE ANNUAL TOTAL RETURNS1                             PERIOD ENDING 11/30/00


                                                                            INCEPTION    INCEPTION
                                      1 YEAR       5 YEARS      10 YEARS   TO 11/30/00     DATE
                                     --------      -------      --------   -----------   ---------
        Class A Shares at NAV2       (11.96)%       11.27%        9.34%          --       11/1/89
        Class A Shares at POP3       (17.02)         9.96         8.69           --       11/1/89

        Class B Shares at NAV2       (12.67)        10.44           --         8.37%      7/15/94
        Class B Shares with CDSC4    (15.61)        10.44           --         8.37       7/15/94
        Class C Shares at NAV2       (12.63)           --           --        (0.02)      3/30/99
        Class C Shares with CDSC4    (12.63)           --           --        (0.02)      3/30/99
        MSCI EAFE Index7              (9.46)         7.52         8.36       Note 5        Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 6.83% for Class B (since 6/30/94) and 2.51% for Class C
  (since 3/31/99), respectively.
6 This chart illustrates POP returns on Class A shares for ten years. Returns on
  Class B and Class C shares will vary due to differing sales charges.
7 The MSCI EAFE Index is an unmanaged, commonly used measure of foreign stock market performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Phoenix-Aberdeen
              International
              Fund Class A6            MSCI EAFE7

11/30/90         $ 9,425                $10,000
11/29/91          10,204                 10,871
11/30/92           9,193                 10,026
11/30/93          11,450                 12,497
11/30/94          12,958                 14,388
11/30/95          13,492                 15,525
11/29/96          16,059                 17,402
11/28/97          17,377                 17,380
11/30/98          21,924                 20,295
11/30/99          26,137                 24,644
11/30/00          23,011                 22,314

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.
As a percentage of equity holdings

COUNTRY WEIGHTINGS 11/30/00

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


United Kingdom    Japan     France    Netherlands     Switzerland      Spain      Sweden       Other
     23%           17%        11%         11%             10%            7%         4%          17%

PHOENIX-ABERDEEN INTERNATIONAL FUND

TEN LARGEST HOLDINGS AT NOVEMBER 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Vodafone AirTouch PLC                        2.1%
    MOBILE TELECOMMUNICATIONS PROVIDER
 2. Nestle SA                                    2.1%
    GLOBAL FOOD PRODUCER HEADQUARTERED
    IN SWITZERLAND
 3. BP Amoco PLC                                 2.0%
    WORLD INTEGRATED OIL PRODUCER
 4. HSBC Holdings PLC                            1.9%
    INTERNATIONAL BANK
 5. Zurich Financial Services AG                 1.9%
    SWISS MULTI-LINE INSURANCE COMPANY
 6. Aventis SA                                   1.9%
    PHARMACEUTICAL COMPANY BASED IN FRANCE
 7. Assurances Generales de France               1.8%
    MULTI-LINE INSURANCE
 8. Swiss Re                                     1.8%
    PROPERTY AND CASUALTY INSURANCE
 9. Roche Holding AG                             1.8%
    MAJOR INTERNATIONAL PHARMACEUTICAL COMPANY
10. Credit Suisse Group                          1.8%
    FINANCIAL SERVICES GROUP PROVIDING
    BANKING AND INVESTMENT SERVICES

                        INVESTMENTS AT NOVEMBER 30, 2000

                                                        SHARES       VALUE
                                                      ----------  ------------
FOREIGN COMMON STOCKS--96.7%

AUSTRALIA--0.3%
QBE Insurance Group Ltd. (Insurance
(Property-Casualty)) ...............................     88,000   $    425,653

BRAZIL--0.2%
Tele Norte Leste Participacoes SA ADR
(Telecommunications (Long Distance)) ...............     17,402        315,411

CANADA--2.0%
Bombardier, Inc. Class B (Aerospace/Defense) .......     85,000      1,233,335
Nortel Networks Corp. (Communications
Equipment) .........................................     40,000      1,510,000
                                                                  ------------
                                                                     2,743,335
                                                                  ------------

DENMARK--1.7%
Danske Bank A/S (Banks (Money Center)) .............    140,000      2,288,033

FRANCE--10.5%
Air Liquide SA (Chemicals (Specialty)) .............      7,131        932,989
Alcatel SA (Communications Equipment) ..............     35,900      1,781,296
Assurances Generales de France
(Insurance (Multi-Line)) ...........................     40,300      2,508,291
Aventis SA (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     32,800      2,573,988
Castorama Dubois Investissement SA
(Retail (Building Supplies)) .......................      8,425      1,906,822
Club Mediterranee SA (Lodging-Hotels) ..............     24,600      2,126,431
Havas Advertising SA (Services (Advertising/
Marketing)) ........................................     71,700        936,219
L'Oreal SA (Household Products (Non-Durable)) ......     21,100      1,687,971
                                                                  ------------
                                                                    14,454,007
                                                                  ------------

                                                        SHARES       VALUE
                                                      ----------  ------------
GERMANY--1.5%
Deutsche Bank AG Registered Shares
(Banks (Money Center)) .............................     29,074   $  2,110,755

HONG KONG--1.7%
Swire Pacific Ltd. Class B (Manufacturing
(Diversified)) .....................................  2,867,500      2,297,838

INDONESIA--0.2%
PT Indonesian Satellite Corp. Tbk
(Telecommunications (Long Distance)) ...............    110,000        103,832
PT Indonesian Satellite Corp. Tbk ADR
(Telecommunications (Long Distance)) ...............     19,145        174,698
                                                                  ------------
                                                                       278,530
                                                                  ------------

ITALY--3.3%
Riunione Adriatica di Sicurta SPA (Insurance
(Multi-Line)) ......................................    175,600      2,338,745
San Paolo - IMI SPA (Banks (Money Center)) .........    138,858      2,155,208
                                                                  ------------
                                                                     4,493,953
                                                                  ------------

JAPAN--16.7%
Asahi Glass Co., Ltd. (Chemicals (Specialty)) ......    146,000      1,434,019
Canon, Inc. (Electronics (Component Distributors)) .     29,000      1,138,834
Circle K Japan Co., Ltd. (Retail (Food Chains)) ....     32,000      1,149,758
Fuji Photo Film Co., Ltd. (Leisure Time (Products))      42,000      1,691,054
Hitachi Credit Corp. (Consumer Finance) ............     52,000      1,147,772
Kao Corp. (Household Products (Non-Durable)) .......     54,000      1,657,471
Matsushita Electric Industrial Co., Ltd. (Electronics
(Component Distributors)) ..........................     62,000      1,556,001
Murata Manufacturing Co., Ltd. (Electronics
(Component Distributors)) ..........................     10,000      1,336,088
Nikko Securities Co., Ltd. (The) (Investment
Banking/Brokerage) .................................    134,000      1,027,036

                        See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                        SHARES       VALUE
                                                      ----------  ------------
JAPAN--CONTINUED
Nippon Telegraph & Telephone Corp. .................
(Telecommunications (Long Distance)) ...............      2,000   $  1,724,275
Orix Corp. (Consumer Finance) ......................     10,000        946,997
Rinnai Corp. (Household Furnishings & Appliances) ..     56,200      1,037,535
Rohm Co., Ltd. (Electronics (Semiconductors)) ......      6,000      1,446,225
Sankyo Co., Ltd. (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     76,000      1,643,207
Sanwa Bank Ltd. (The) (Banks (Money Center)) .......    135,000        972,546
Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty)) .......................................     39,000      1,746,303
Uni-Charm Corp. (Household Products
(Non-Durable)) .....................................     29,000      1,311,623
                                                                  ------------
                                                                    22,966,744
                                                                  ------------

MALAYSIA--0.6%
Carlsberg Brewery Malaysia Berhad (Beverages
(Alcoholic)) .......................................     93,000        254,535
Malaysian Oxygen Berhad (Chemicals (Specialty)) ....    190,000        492,517
Sime UEP Properties Berhad (Homebuilding) ..........     95,000        119,004
                                                                  ------------
                                                                       866,056
                                                                  ------------

MEXICO--1.0%

Fomento Economico Mexicano SA de CV ADR
(Beverages (Alcoholic) .............................      8,500        290,594
Grupo Televisa SA GDR (Broadcasting (Television,
Radio & Cable))(b) .................................      7,500        349,219
Telefonos de Mexico SA de C.V. ADR Series L
(Telecommunications (LongDistance)) ................     15,000        703,125
                                                                  ------------
                                                                     1,342,938
                                                                  ------------

NETHERLANDS--10.9%
ASM Lithography Holding NV (Equipment
(Semiconductors)) ..................................     43,724        917,665
Gucci Group (Textiles (Apparel)) ...................      9,600        915,901
Heineken NV (Beverages (Alcoholic)) ................     31,103      1,680,007
IHC Caland NV (Oil & Gas (Drilling & Equipment)) ...     29,747      1,360,764
KPNQwest NV (Telephone)(b) .........................     46,600        888,376
Koninklijke (Royal) KPN NV (Telecommunications
(Long Distance)) ...................................     49,350        665,005
Koninklijke Ahold NV (Retail (Food Chains)) ........     49,400      1,584,213
Royal Dutch Petroleum Co. (Oil (Domestic
Integrated)) .......................................     37,286      2,236,310
TNT Post Group NV (Air Freight) ....................     74,900      1,796,265
United Pan-Europe Communications NV
(Broadcasting (Television, Radio & Cable)) .........     98,973      1,120,023
VNU NV (Publishing) ................................     41,904      1,831,159
                                                                  ------------
                                                                    14,995,688
                                                                  ------------

                                                        SHARES       VALUE
                                                      ----------  ------------
PHILIPPINES--0.2%
Ayala Land, Inc. (Financial (Diversified)) .........  3,100,000   $    290,488


POLAND--0.2%

Telekomunicja Polska SA GDR (Telecommunications
(Long Distance)) ...................................     49,600        266,600

PORTUGAL--1.1%
Electricidade de Portugal SA (Electric Companies) ..    507,600      1,511,175

SINGAPORE--0.6%
Singapore Airlines Ltd. (Airlines) .................     80,000        770,832

SOUTH AFRICA--0.2%
De Beers (Metals Mining) ...........................     12,224        330,616

SOUTH KOREA--0.7%
Pohang Iron & Steel Co., Ltd. (Iron & Steel) .......     14,700        886,328

SPAIN--7.0%
Altadis SA (Tobacco) ...............................    154,600      2,246,119
Amadeus Global Travel Distribution SA
(Services (Commercial & Consumer))(b) ..............     83,750        634,265
Empresa Nacional de Electricidad SA
(Electric Companies) ...............................    114,700      1,856,136
Repsol YPF SA (Oil & Gas (Refining &
Marketing)) ........................................    114,339      1,869,205
Telefonica SA (Telecommunications
(Long Distance))(b) ................................    134,605      2,114,975
Terra Networks SA (Computers (Networking))(b) ......     63,000        879,654
                                                                  ------------
                                                                     9,600,354
                                                                  ------------

SWEDEN--4.1%
Assa Abloy AB Class B (Machinery (Diversified)) ....     74,460      1,329,028
Svenska Handelsbanken AB Class A
(Banks (Money Center)) .............................    124,900      1,992,693
Telefonaktiebolaget LM Ericsson AB Class B
(Communications Equipment) .........................    205,608      2,347,488
                                                                  ------------
                                                                     5,669,209
                                                                  ------------

SWITZERLAND--9.4%
Credit Suisse Group Registered Shares
(Banks (Money Center)) .............................     13,927      2,427,145
Nestle SA Registered Shares (Foods) ................      1,345      2,921,302
Roche Holding AG (Health Care (Drugs-Major
Pharmaceuticals)) ..................................        246      2,437,678
Swiss Re Registered Shares (Insurance
(Property-Casualty)) ...............................      1,100      2,448,106
Zurich Financial Services AG (Insurance
(Multi-Line)) ......................................      4,800      2,588,391
                                                                  ------------
                                                                    12,822,622
                                                                  ------------

                        See Notes to Financial Statements
12

PHOENIX-ABERDEEN INTERNATIONAL FUND


                                                       SHARES        VALUE
                                                     ----------  -------------

TAIWAN--0.1%
Standard Foods Taiwan Ltd. GDR (Foods)(b) ..........     62,154  $    110,323

THAILAND--0.4%
BEC World Public Co., Ltd. (Entertainment) .........     15,500        79,236
Hana Microelectronics Public Co., Ltd.
(Electronics (Component Distributors)) .............    160,000       412,611
                                                                 ------------
                                                                      491,847
                                                                 ------------

UNITED KINGDOM--22.1%
3i Group PLC (Investment Banking/Brokerage) ........     75,000     1,331,122
Arm Holdings PLC (Electronics
(Semiconductors))(b) ...............................    100,000       623,742
AstraZeneca Group PLC (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     37,100     1,893,340
BP Amoco PLC (Oil (Domestic Integrated)) ...........    355,200     2,761,861
Barclays PLC (Banks (Money Center)) ................     41,000     1,149,060
CGNU PLC (Insurance (Multi-Line)) ..................     90,000     1,358,765
CMG PLC (Computers (Software & Services)) ..........     64,500       804,627
CMG PLC (Computers (Software & Services)) ..........    125,500     1,485,763
Colt Telecom Group PLC (Telephone)(b) ..............     30,000       514,587
FirstGroup PLC (Services (Commercial &
Consumer)) .........................................    165,000       547,918
Glaxo Wellcome PLC (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     61,000     1,778,756
HSBC Holdings PLC (Financial (Diversified)) ........    199,000     2,620,722
Kingfisher PLC (Retail (Specialty)) ................    117,000       762,950
Logica PLC (Computers (Software & Services)) .......     62,694     1,245,135
Manchester Utd PLC (Entertainment) .................    182,860       609,818
National Grid PLC (Electric Companies) .............    140,000     1,230,473
Reuters Group PLC (Publishing) .....................     58,000       853,449
Royal Bank of Scotland Group PLC
(Banks (Money Center)) .............................     55,000     1,130,532
Schroders PLC (Investment Banking/Brokerage) .......     50,000       900,882
Serco Group PLC (Services (Commercial &
Consumer)) .........................................    165,000     1,058,412
Shell Transport & Trading Co. PLC (Oil (Domestic
Integrated)) .......................................    141,624     1,116,256
Shire Pharmaceuticals Group (Health Care
(Diversified))(b) ..................................     42,000       661,478
Vodafone AirTouch PLC (Telecommunications
(Cellular/Wireless)) ...............................    860,000      2,941,156
WPP Group PLC (Services (Advertising/
Marketing)) ........................................     90,000       977,290
                                                                 ------------
                                                                   30,358,094
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $137,101,319)                                    132,687,429
-----------------------------------------------------------------------------

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--0.1%

UNITED STATES--0.1%
MIH Ltd. (Broadcasting (Television, Radio &
Cable))(b) .........................................      8,500  $    120,063

-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $345,431)                                            120,063
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS --96.8%
(IDENTIFIED COST $137,446,750)                                    132,807,492
-----------------------------------------------------------------------------

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                             (Unaudited)  (000)
                                             -----------  -----
SHORT-TERM OBLIGATIONS--4.6%

COMMERCIAL PAPER--4.6%

Pitney Bowes Credit Corp. 6.50%, 12/1/00 .....   A-1+    $3,355     3,355,000
Wal-Mart Stores Inc. 6.48%, 12/5/00 ..........   A-1+     2,890     2,887,919
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,242,919)                                        6,242,919
-----------------------------------------------------------------------------

TOTAL INVESTMENTS --101.4%
(IDENTIFIED COST $143,689,669)                                    139,050,411(a)

Cash and receivables, less liabilities--(1.4%)                     (1,871,974)
                                                                 ------------
NET ASSETS--100.0%                                               $137,178,437
            =====                                                ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $12,730,039 and gross depreciation of $18,116,192 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $144,436,564.
(b) Non-income producing.

                       See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace/Defense ..........................................        0.9%
Air Freight ................................................        1.3
Airlines ...................................................        0.6
Banks (Money Center) .......................................       10.7
Beverages (Alcoholic) ......................................        1.7
Broadcasting (Television, Ratio & Cable) ...................        1.2
Chemicals (Specialty) ......................................        3.5
Communications Equipment ...................................        4.2
Computers (Networking) .....................................        0.7
Computers (Software & Services) ............................        2.7
Consumer Finance ...........................................        1.6
Electric Companies .........................................        3.5
Electronics (Component Distributors) .......................        3.3
Electronics (Semiconductors) ...............................        1.6
Entertainment ..............................................        0.5
Equipment (Semiconductors) .................................        0.7
Financial (Diversified) ....................................        2.2
Foods ......................................................        2.3
Health Care (Diversified) ..................................        0.5
Health Care (Drugs-Major Pharmaceuticals) ..................        7.8
Homebuilding ...............................................        0.1
Household Furnishings & Appliances .........................        0.8
Household Products (Non-Durable) ...........................        3.5
Insurance (Multi-Line) .....................................        6.6%
Insurance (Property-Casualty) ..............................        2.2
Investment Banking/Brokerage ...............................        2.4
Iron & Steel ...............................................        0.7
Leisure Time (Products) ....................................        1.3
Lodging-Hotels .............................................        1.6
Machinery (Diversified) ....................................        1.0
Manufacturing (Diversified) ................................        1.7
Metals Mining ..............................................        0.2
Oil & Gas (Drilling & Equipment) ...........................        1.0
Oil & Gas (Refining & Marketing) ...........................        1.4
Oil (Domestic Integrated) ..................................        4.6
Publishing .................................................        2.0
Retail (Building Supplies) .................................        1.4
Retail (Food Chains) .......................................        2.1
Retail (Specialty) .........................................        0.6
Services (Advertising/Marketing) ...........................        1.4
Services (Commercial & Consumer) ...........................        1.7
Telecommunications (Cellular/Wireless) .....................        2.2
Telecommunications (Long Distance) .........................        4.6
Telephone ..................................................        1.0
Textiles (Apparel) .........................................        0.7
Tobacco ....................................................        1.7
                                                                  -----
                                                                  100.0%
                                                                  =====

                       See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2000
ASSETS
Investment securities at value
   (Identified cost $143,689,669)                                     $139,050,411
Foreign currency at value
   (Identified cost $67,580)                                                67,624
Receivables
   Investment securities sold                                            1,078,158
   Fund shares sold                                                        582,652
   Dividends and interest                                                  147,785
   Tax reclaim                                                             179,587
Prepaid expense                                                              1,194
                                                                      ------------
     Total assets                                                      141,107,411
                                                                      ------------
LIABILITIES
Custodian                                                                  196,452
Payables
   Investment securities purchased                                       2,320,659
   Fund shares repurchased                                               1,037,431
   Investment advisory fee                                                  89,927
   Transfer agent fee                                                       81,808
   Distribution fee                                                         44,345
   Financial agent fee                                                      13,658
   Trustees' fee                                                             6,917
Accrued expenses                                                           137,777
                                                                      ------------
     Total liabilities                                                   3,928,974
                                                                      ------------
NET ASSETS                                                            $137,178,437
                                                                      ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                                                 $130,160,010
Distributions in
  excess of net investment income                                         (691,148)
Accumulated net realized gain                                           12,364,296
Net unrealized depreciation                                             (4,654,721)
                                                                      ------------
NET ASSETS                                                            $137,178,437
                                                                      ============
CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $115,219,495)                                             10,117,674
Net asset value per share                                                   $11.39
Offering price per share $11.39/(1-5.75%)                                   $12.08
CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $19,922,405)                                               1,847,561
Net asset value and offering
  price per share                                                           $10.78
CLASS C
  Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,036,537)                          189,672
Net asset value and offering price per share                                $10.74

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Dividends                                                             $  2,576,842
Interest                                                                   226,732
Foreign taxes withheld                                                    (234,201)
                                                                      ------------
     Total investment income                                             2,569,373
                                                                      ------------
EXPENSES
Investment advisory fee                                                  1,313,364
Distribution fee, Class A                                                  371,985
Distribution fee, Class B                                                  241,896
Distribution fee, Class C                                                   21,320
Financial agent fee                                                        184,153
Transfer agent                                                             412,076
Custodian                                                                  279,744
Printing                                                                   122,833
Professional                                                                47,044
Registration                                                                43,532
Trustees                                                                    24,466
Miscellaneous                                                               18,428
                                                                      ------------
     Total expenses                                                      3,080,841
                                                                      ------------
NET INVESTMENT LOSS                                                       (511,468)
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain on securities                                         14,852,209
Net realized loss on foreign currency
  transactions                                                            (111,847)
Net change in unrealized
  appreciation (depreciation) on
   investments                                                         (30,630,324)
Net change in unrealized
   appreciation (depreciation) on
   foreign currency and foreign
   currency transactions                                                        (6)
                                                                      ------------
NET LOSS ON INVESTMENTS                                                (15,889,968)
                                                                      ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $(16,401,436)
                                                                      ============

                        See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year Ended     Year Ended
                                                                                                        11/30/00       11/30/99
                                                                                                      ------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                                                       $   (511,468)  $    337,148
   Net realized gain (loss)                                                                             14,740,362     27,709,290
   Net change in unrealized appreciation (depreciation)                                                (30,630,330)     7,604,690
                                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         (16,401,436)    35,651,128
                                                                                                      ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                       (1,198,831)      (965,436)
   Net investment income, Class B                                                                         (100,608)       (53,315)
   Net investment income, Class C                                                                          (10,133)          (618)
   Net realized gains, Class A                                                                         (24,713,515)   (34,216,232)
   Net realized gains, Class B                                                                          (3,978,804)    (3,256,281)
   Net realized gains, Class C                                                                            (252,267)            --
                                                                                                      ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                           (30,254,158)   (38,491,882)
                                                                                                      ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (18,272,743 and 43,335,908 shares, respectively)                      244,540,230    603,284,388
   Net asset value of shares issued from reinvestment of distributions
     (1,745,575 and 2,295,281 shares, respectively)                                                     24,106,418     30,104,837
   Cost of shares repurchased (19,751,326 and 46,511,696 shares, respectively)                        (265,228,647)  (650,782,676)
                                                                                                      ------------   ------------
Total                                                                                                    3,418,001    (17,393,451)
                                                                                                      ------------   ------------
CLASS B
   Proceeds from sales of shares (2,471,346 and 2,376,201 shares, respectively)                         31,079,810     31,785,116
   Net asset value of shares issued from reinvestment of distributions
     (261,427 and 225,595 shares, respectively)                                                          3,442,997      2,838,109
   Cost of shares repurchased (2,504,064 and 2,104,335 shares, respectively)                           (31,504,651)   (28,370,576)
                                                                                                      ------------   ------------
Total                                                                                                    3,018,156      6,252,649
                                                                                                      ------------   ------------
CLASS C
   Proceeds from sales of shares (274,593 and 89,026 shares, respectively)                               3,593,767      1,216,206
   Net asset value of shares issued from reinvestment of distributions
     (16,848 and 29 shares, respectively)                                                                  220,882            396
   Cost of shares repurchased (179,409 and 11,415 shares, respectively)                                 (2,263,303)      (166,015)
                                                                                                      ------------   ------------
Total                                                                                                    1,551,346      1,050,587
                                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                             7,987,503    (10,090,215)
                                                                                                      ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                               (38,668,091)   (12,930,969)

NET ASSETS
   Beginning of period                                                                                 175,846,528    188,777,497
                                                                                                      ------------   ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
     AND UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($691,148) AND $594,884, RESPECTIVELY]         $137,178,437   $175,846,528
                                                                                                      ============   ============

                        See Notes to Financial Statements
16

PHOENIX-ABERDEEN INTERNATIONAL FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                      --------------------------------------------------------------------------
                                                       2000             1999             1998             1997             1996
                                                      ------           ------           ------           ------           ------
Net asset value, beginning of period                  $15.33           $15.98           $13.89           $14.48           $12.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                     (0.03)            0.04             0.06             0.03             0.04
   Net realized and unrealized gain (loss)             (1.35)            2.49             3.27             1.01             2.28
                                                      ------           ------           ------           ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                  (1.38)            2.53             3.33             1.04             2.32
                                                      ------           ------           ------           ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.13)           (0.07)           --               (0.29)           --
   Dividends from net realized gains                   (2.43)           (3.11)           (1.24)           (1.34)           (0.04)
                                                      ------           ------           ------           ------           ------
     TOTAL DISTRIBUTIONS                               (2.56)           (3.18)           (1.24)           (1.63)           (0.04)
                                                      ------           ------           ------           ------           ------
Change in net asset value                              (3.94)           (0.65)            2.09            (0.59)            2.28
                                                      ------           ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD                        $11.39           $15.33           $15.98           $13.89           $14.48
                                                      ======           ======           ======           ======           ======
Total return(2)                                       (11.96)%          19.22%           26.17%            8.21%           19.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $115,219         $151,016         $171,463         $131,338         $135,524

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.65 %           1.53%            1.37%            1.56%            1.57%
   Net investment income (loss)                        (0.18)%           0.27%            0.40%            0.22%            0.33%
Portfolio turnover                                        86 %             77%%            104%             167%             151%

                                                                        CLASS B                               CLASS C
                                               ----------------------------------------------------    ---------------------
                                                                                                                    FROM
                                                               YEAR ENDED NOVEMBER 30                    YEAR     INCEPTION
                                               ----------------------------------------------------      ENDED    3/30/99 TO
                                                2000        1999       1998        1997       1996     11/30/00    11/30/99
Net asset value, beginning of period           $14.64      $15.44     $13.56      $14.22     $12.07     $14.65     $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)              (0.13)      (0.07)     (0.05)      (0.08)     (0.05)     (0.13)     (0.08)
   Net realized and unrealized gain (loss)      (1.27)       2.40       3.17        1.00       2.24      (1.26)      1.93
                                               ------      ------     ------      ------     ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS           (1.40)       2.33       3.12        0.92       2.19      (1.39)      1.85
                                               ------      ------     ------      ------     ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.03)      (0.02)        --       (0.24)        --      (0.09)     (0.02)
   Dividends from net realized gains            (2.43)      (3.11)     (1.24)      (1.34)     (0.04)     (2.43)        --
                                               ------      ------     ------      ------     ------     ------     ------
     TOTAL DISTRIBUTIONS                        (2.46)      (3.13)     (1.24)      (1.58)     (0.04)     (2.52)     (0.02)
                                               ------      ------     ------      ------     ------     ------     ------
Change in net asset value                       (3.86)      (0.80)      1.88       (0.66)      2.15      (3.91)      1.83
                                               ------      ------     ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                 $10.78      $14.64     $15.44      $13.56     $14.22     $10.74     $14.65
                                               ======      ======     ======      ======     ======     ======     ======
Total return(2)                                (12.67)%     18.45 %    25.17 %      7.37 %    18.16 %   (12.63)%    14.41 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $19,922     $23,694    $17,315     $10,159     $6,955     $2,037     $1,137

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            2.40 %      2.29 %     2.11 %      2.31 %     2.31 %     2.40 %     2.30 %(3)
   Net investment income (loss)                 (0.93)%     (0.51)%    (0.34)%     (0.55)%    (0.39)%    (0.90)%    (0.85)%(3)
Portfolio turnover                                 86 %        77 %      104 %       167 %      151 %       86 %       77 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, MICHAEL SCHATT

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Fund's objective is to emphasize appreciation and current yield equally. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.

Q: HOW DID THE FUND PERFORM FOR THE PAST FISCAL YEAR?

A: During this reporting period, the Phoenix-Duff & Phelps Real Estate Securities Fund outperformed its benchmark, the NAREIT Total Return Equity Index1, and its peers. For the 12 months ended November 30, 2000, Class A shares returned 35.14% and Class B shares returned 34.05% compared with a return of 21.79% for the NAREIT Equity Total Return Equity Index and an average return of 22.02% for a peer universe of 146 real estate mutual funds, according to Lipper, Inc. All performance figures assume reinvestment of distributions.

Q: WHAT FACTORS CONTRIBUTED TO YOUR STRONG RELATIVE PERFORMANCE?

A: We attribute our value-added performance to our ground-up stock selection, style, and sector weightings. Our style combines a pursuit of growth AND value and is sometimes referred to as "growth at a reasonable price." Exhaustive research is conducted on each holding before purchase and on an ongoing basis. An integral and distinguishing part of the process is a regular property review. Regular property reviews have helped us make timely buy and sell decisions. In addition, we believe our screening process, which includes a return on invested capital analysis, is one of the best in the industry.

      Beyond our relative performance, the sector itself benefited from its pricing power, steady cash flows, visibility and predictability of earnings growth, a correction in the Nasdaq Index2 and lower interest rates.

      As the sector experienced positive fund flows, our bias towards the best of the large-cap, high quality, growth-oriented REITs has helped us deliver returns superior to our benchmark and peers. We look for sound internal growth, a track record of recycling capital, and a focus on self-funding. The premium paid for these attributes has been increasing. Examples include Essex Properties, Spieker Properties, and CenterPoint Properties. All three of these companies have demonstrated the ability to recycle capital successfully for some time. And the list is growing within the REIT universe. Duke-Weeks is one such company that has embraced capital recycling in the last 12 months.

      During the year, we increased our positions in Charles E. Smith Residential Realty (SRW), Equity Office Properties (EOP), Duke-Weeks Realty
(DRE), Spieker Properties (SPK), CenterPoint Properties (CNT), and Vornado Realty (VNO).

1 THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) EQUITY
  TOTAL RETURN INDEX MEASURES REAL ESTATE EQUITY MARKET TOTAL-RETURN
  PERFORMANCE.

2 THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
  THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR THE REIT MARKET?

A: Well, let's look at some of drivers for the sector this year. We witnessed a return by investors to more defensive investments. REITs and utilities benefited from the correction in the Nasdaq and lower interest rates. Investors were seeking diversification in their portfolios and we think that will continue in 2001. As a result, expect positive fund flows into the sector to continue as investors favor visibility and predictability of earnings growth.

      Given the growing concern of an economic slowdown, interest rates could continue to come down in 2001, making the November 30, 2000 dividend yield for the NAREIT Total Return Equity Index of 7.85% even more compelling.

      So, if we have a slowdown, how will real estate, and equity REITs for that matter be impacted? Last year, we stated we were witnessing the emergence of a number of themes that were positive for equity REITs. One theme was the discipline provided by the capital markets to keep supply in balance with demand, particularly in markets where there are limited barriers to entry. As a result of this capital markets discipline, we expect any type of national economic slowdown to have less of an adverse impact on the real estate markets than it has had in the past. And many leases in place today, particularly in markets with high barriers to entry where we have a bias, are at levels well below current market rents, providing upside for the landlords as leases expire even if market rents soften.

      This capital markets discipline is lengthening the real estate cycle. Moderation is occurring in both the historical boom and bust portions, providing smoothing effect. While it is likely to limit the attractive returns that have historically been available during the recovery period of the cycle, shorter and less intense cycles support the view of real estate as a stable core industry with a low risk profile.

      Recycling of capital by REITs has been increasing and should continue. Successful recycling of capital leads to superior returns on invested capital, one of the key screens in our research process. However, do not expect those sectors where we are underweighted, such as regional malls and shopping centers, to be successful at recycling capital in 2001. A more frugal consumer will not help increase the value of retail space. And we have already seen higher cap rates in retail, lodging, and suburban office space. Expect us to remain overweighted in the apartment, industrial, and office sectors, with a bias towards high barrier-to-entry markets and loss-to-lease positions.

      Where do we see earnings growth and returns headed? The themes outlined above reflect a sector that is maturing. As the majority of REITs enter their sixth or seventh year as public companies and each management team reexamines its dedication to operating a public company, the schism between dedicated, proactive management and naive management continues to widen. We believe we can continue to steer the portfolio toward the more mature REITs that demonstrate savvy. With earnings growth of 7% to 8% projected for 2001 and a November 30, 2000 NAREIT Equity Index yield of 7.85%, these mature REITs could endure some multiple contraction and still deliver double-digit returns.

                                                                DECEMBER 8, 2000

Phoenix-Duff & Phelps Real Estate Securities Fund

AVERAGE ANNUAL TOTAL RETURNS1                             PERIOD ENDING 11/30/00


                                                                INCEPTION    INCEPTION
                                          1 YEAR     5 YEARS   TO 11/30/00     DATE
                                          ------     -------   -----------   ---------
        Class A Shares at NAV2            35.14%      12.55%      12.65%      3/1/95
        Class A Shares at POP3            27.37       11.23       11.49       3/1/95

        Class B Shares at NAV2            34.05       11.71       11.80       3/1/95
        Class B Shares with CDSC4         30.05       11.71       11.80       3/1/95

        NAREIT Index6                     21.79        9.77       10.07       3/1/95

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
5 This chart illustrates POP returns on Class A shares and CDSC returns for
  Class B shares since inception.
6 The National Association of Real Estate Investment Trust (NAREIT) Index is an unmanaged, commonly used measure of REIT performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Phoenix-Duff &      Phoenix-Duff &
            Phelps Real Estate  Phelps Real Estate
             Securities Fund     Securities Fund                 NAREIT
               Class A5             Class B5                    Index 6
3/1/95         $ 9,425              $10,000                    $10,000
11/30/95        10,355               10,921                     10,903
11/30/96        13,379               14,006                     14,087
11/30/97        17,585               18,270                     18,275
11/30/98        14,522               14,980                     15,831
11/30/99        13,841               14,174                     14,268
11/30/00        18,705               18,999                     17,377

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS 11/30/00

As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartments     Office       Industrial      Mixed         Diversified      Shopping Centers     Regional Malls     Lodging/Resorts
   28%          27%            14%           11%              8%                 5%                   4%                 3%

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

TEN LARGEST HOLDINGS AT NOVEMBER 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Boston Properties, Inc.                      7.9%
    OFFICE REIT
 2. Spieker Properties, Inc.                     7.2%
    OFFICE REIT
 3. Essex Property Trust, Inc.                   7.0%
    APARTMENT REIT
 4. Vornado Realty Trust                         6.9%
    DIVERSIFIED REIT
 5. Apartment Investment & Management Co.        6.2%
    APARTMENT REIT
 6. Reckson Associates Realty Corp.              5.5%
    MIXED REIT
 7. Avalonbay Communities, Inc.                  5.4%
    APARTMENT REIT
 8. CenterPoint Properties Corp.                 5.3%
    INDUSTRIAL REIT
 9. Smith (Charles E.) Residential Realty, Inc.  4.7%
    APARTMENT REIT
10. Equity Office Properties Trust               4.5%
    OFFICE REIT

                        INVESTMENTS AT NOVEMBER 30, 2000

                                                       SHARES        VALUE
                                                     ----------   -----------
COMMON STOCKS--89.7%

REAL ESTATE INVESTMENT TRUSTS--87.0%

DIVERSIFIED--6.9%
Vornado Realty Trust ...............................     66,000   $ 2,437,875

INDUSTRIAL/OFFICE--46.2%

INDUSTRIAL--12.4%
CenterPoint Properties Corp. .......................     40,500     1,873,125
First Industrial Realty Trust, Inc. ................     44,000     1,408,000
ProLogis Trust .....................................     53,000     1,113,000
                                                                  -----------
                                                                    4,394,125
                                                                  -----------

MIXED--9.6%
Duke-Weeks Realty Corp. ............................     64,474     1,466,783
Reckson Associates Realty Corp. ....................     82,700     1,938,281
                                                                  -----------
                                                                    3,405,064
                                                                  -----------

OFFICE--24.2%
Alexandria Real Estate Equities, Inc. ..............     30,000     1,095,000
Boston Properties, Inc. ............................     65,600     2,783,900
Equity Office Properties Trust .....................     52,000     1,576,250
SL Green Realty Corp. ..............................     20,000       546,250
Spieker Properties, Inc. ...........................     49,000     2,560,250
                                                                  -----------
                                                                    8,561,650
                                                                  -----------

-----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                            16,360,839
-----------------------------------------------------------------------------

                                                       SHARES        VALUE
                                                     ----------   -----------
RESIDENTIAL--25.6%

APARTMENTS--25.6%
Apartment Investment & Management Co. ..............     48,000   $ 2,208,000
Avalonbay Communities, Inc. ........................     40,700     1,905,269
Equity Residential Properties Trust ................     15,000       765,000
Essex Property Trust, Inc. .........................     47,400     2,491,462
Smith (Charles E.) Residential Realty, Inc. ........     36,900     1,676,644
                                                                  -----------
                                                                    9,046,375
                                                                  -----------

RETAIL--8.3%

REGIONAL MALLS--4.0%
CBL & Associates Properties, Inc. ..................     30,000       688,125
General Growth Properties, Inc. ....................     13,000       427,375
Macerich Co. (The) .................................     14,800       283,975
                                                                  -----------
                                                                    1,399,475
                                                                  -----------

SHOPPING CENTERS--4.3%
Chelsea GCA Realty, Inc. ...........................     23,000       810,750
Kimco Realty Corp. .................................     17,400       717,750
                                                                  -----------
                                                                    1,528,500
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL RETAIL                                                        2,927,975
-----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $25,672,701)                                      30,773,064
-----------------------------------------------------------------------------

                       See Notes to Financial Statements
                                                                              21

D
PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                       SHARES        VALUE
                                                     ----------   -----------
REAL ESTATE OPERATING COMPANIES--2.7%

DIVERSIFIED--0.0%
Vornado Operating, Inc.(b)                                4,075   $    10,188

LODGING/RESORTS--2.7%
Starwood Hotels & Resorts Worldwide, Inc.                30,000       960,000
-----------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $910,662)                                            970,188
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $26,583,363)                                      31,743,252
-----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)
                                           -----------    ------
SHORT-TERM OBLIGATIONS--10.5%

COMMERCIAL PAPER--10.5%
Koch Industries, Inc. 6.54%, 12/1/00 .........  A-1+       $965       965,000
Potomac Electric, Power Co. 6.50%, 12/6/00 ...  A-1+        980       979,115
Receivables Capital Corp. 6.55%, 12/6/00 .....  A-1+        985       984,104
Honeywell, Inc. 6.50%, 12/28/00 ..............  A-1+        800       796,100
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,724,319)                                        3,724,319
-----------------------------------------------------------------------------

TOTAL INVESTMENTS --100.2%
(IDENTIFIED COST $30,307,682)                                      35,467,571(a)

Cash and receivables, less liabilities--(0.2%)                        (76,364)
                                                                  -----------
NET ASSETS--100.0%                                                $35,391,207
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,488,948 and gross depreciation of $329,059 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $30,307,682.
(b) Non-income producing.


                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2000

ASSETS
Investment securities at value
   (Identified cost $30,307,682)                             $35,467,571
Cash                                                               2,136
Receivables
   Fund shares sold                                               36,042
   Dividends                                                       7,844
Prepaid expenses                                                     343
                                                             -----------
     Total assets                                             35,513,936
                                                             -----------
LIABILITIES
Payables
   Fund shares repurchased                                        20,100
   Transfer agent fee                                             15,583
   Distribution fee                                               15,111
   Investment advisory fee                                         8,637
   Trustees' fee                                                   6,917
   Financial agent fee                                             5,401
Accrued expenses                                                  50,980
                                                             -----------
     Total liabilities                                           122,729
                                                             -----------
NET ASSETS                                                   $35,391,207
                                                             ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                                        $31,362,982
Undistributed net investment income                              328,179
Accumulated net realized loss                                 (1,459,843)
Net unrealized appreciation                                    5,159,889
                                                             -----------
NET ASSETS                                                   $35,391,207
                                                             ===========
CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $22,207,398)                                     1,539,997
Net asset value per share                                         $14.42
Offering price per share $14.42/(1-5.75%)                         $15.30

CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $13,183,809)                                       922,852
Net asset value and offering price per share                      $14.29

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Dividends                                                     $1,638,468
Interest                                                          91,011
                                                              ----------
     Total investment income                                   1,729,479
                                                              ----------
EXPENSES
Investment advisory fee                                          237,476
Distribution fee, Class A                                         47,693
Distribution fee, Class B                                        125,863
Financial agent fee                                               64,659
Transfer agent                                                    73,103
Printing                                                          31,551
Professional                                                      26,082
Trustees                                                          24,466
Registration                                                      16,114
Custodian                                                          6,427
Miscellaneous                                                      7,197
                                                              ----------
     Total expenses                                              660,631
     Less expenses borne by
       investment adviser                                       (154,608)
                                                              ----------
     Net expenses                                                506,023
                                                              ----------
NET INVESTMENT INCOME                                          1,223,456
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                  499,934
Net change in unrealized appreciation (depreciation)
   on investments                                              7,460,596
                                                              ----------
NET GAIN ON INVESTMENTS                                        7,960,530
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $9,183,986
                                                              ==========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                               Year Ended      Year Ended
                                                                                11/30/00        11/30/99
                                                                               -----------    ------------
FROM OPERATIONS
   Net investment income (loss)                                                $ 1,223,456    $  1,436,909
   Net realized gain (loss)                                                        499,934      (1,888,259)
   Net change in unrealized appreciation (depreciation)                          7,460,596      (1,322,055)
                                                                               -----------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   9,183,986      (1,773,405)
                                                                               -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                 (712,002)     (1,076,704)
   Net investment income, Class B                                                 (423,026)       (688,451)
                                                                               -----------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                    (1,135,028)     (1,765,155)
                                                                               -----------    ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (293,359 and 149,096 shares, respectively)      3,851,873       1,804,294
   Net asset value of shares issued from reinvestment of distributions
     (55,989 and 85,480 shares, respectively)                                      652,395         990,008
   Cost of shares repurchased (340,442 and 718,769 shares, respectively)        (4,145,157)     (8,384,839)
                                                                               -----------    ------------
Total                                                                              359,111      (5,590,537)
                                                                               -----------    ------------
CLASS B
   Proceeds from sales of shares (116,715 and 167,405 shares, respectively)      1,497,477       2,005,746
   Net asset value of shares issued from reinvestment of distributions
     (29,324 and 47,858 shares, respectively)                                      337,898         551,622
   Cost of shares repurchased (331,841 and 602,692 shares, respectively)        (4,107,748)     (7,096,425)
                                                                               -----------    ------------
Total                                                                           (2,272,373)     (4,539,057)
                                                                               -----------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                    (1,913,262)    (10,129,594)
                                                                               -----------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                         6,135,696     (13,668,154)

NET ASSETS
   Beginning of period                                                          29,255,511      42,923,665
                                                                               -----------    ------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $328,179 AND $239,751, RESPECTIVELY)                                      $35,391,207    $ 29,255,511
                                                                               ===========    ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                   CLASS A
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30
                                                    ------------------------------------------------------------------------
                                                     2000           1999             1998             1997             1996
                                                    ------         ------           ------           ------           ------
Net asset value, beginning of period                $11.11         $12.25           $16.39           $13.14           $10.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.53           0.51(2)          0.55(2)          0.49(2)          0.53
   Net realized and unrealized gain (loss)            3.26          (1.07)           (3.18)            3.52             2.50
                                                    ------         ------           ------           ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                 3.79          (0.56)           (2.63)            4.01             3.03
                                                    ------         ------           ------           ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.48)         (0.58)           (0.44)           (0.51)           (0.59)
   Dividends from net realized gains                    --             --            (1.07)           (0.25)           (0.02)
                                                    ------         ------           ------           ------           ------
     TOTAL DISTRIBUTIONS                             (0.48)         (0.58)           (1.51)           (0.76)           (0.61)
                                                    ------         ------           ------           ------           ------
Change in net asset value                             3.31          (1.14)           (4.14)            3.25             2.42
                                                    ------         ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD                      $14.42         $11.11           $12.25           $16.39           $13.14
                                                    ======         ======           ======           ======           ======
Total return(1)                                      35.14%         (4.69)%         (17.42)%          31.44%           29.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $22,207        $17,014          $24,686          $36,336          $22,872

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                              1.30%          1.30 %           1.31 %           1.30%            1.30%
   Net investment income (loss)                       4.14%          4.30 %           3.79 %           3.34%            4.55%
Portfolio turnover                                      17%            22 %             11 %             54%              24%



                                                                                          CLASS B
                                                           -----------------------------------------------------------------------
                                                                                   YEAR ENDED NOVEMBER 30
                                                           -----------------------------------------------------------------------
                                                            2000           1999             1998             1997           1996
Net asset value, beginning of period                       $11.04         $12.19           $16.32           $13.10          $10.68
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.42           0.42(2)          0.43(2)          0.38(2)         0.46
   Net realized and unrealized gain (loss)                   3.24          (1.06)           (3.15)            3.50            2.47
                                                           ------         ------           ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                        3.66          (0.64)           (2.72)            3.88            2.93
                                                           ------         ------           ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.41)         (0.51)           (0.34)           (0.41)          (0.49)
   Dividends from net realized gains                           --             --            (1.07)           (0.25)          (0.02)
                                                           ------         ------           ------           ------          ------
     TOTAL DISTRIBUTIONS                                    (0.41)         (0.51)           (1.41)           (0.66)          (0.51)
                                                           ------         ------           ------           ------          ------
Change in net asset value                                    3.25          (1.15)           (4.13)            3.22            2.42
                                                           ------         ------           ------           ------          ------
NET ASSET VALUE, END OF PERIOD                             $14.29         $11.04           $12.19           $16.32          $13.10
                                                           ======         ======           ======           ======          ======
Total return(1)                                             34.05%         (5.38)%         (18.01)%          30.44%          28.25%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                  $13,184        $12,241          $18,237          $23,091          $8,259

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                     2.05%          2.05 %           2.06 %           2.05%           2.05%
   Net investment income (loss)                              3.44%          3.54 %           3.07 %           2.55%           3.95%
Portfolio turnover                                             17%            22 %             11 %             54%             24%

(1) Maximum sales charges are not reflected in the total return calculation
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.79%, 1.75%, 1.52%, 1.54% and 1.88% for the periods ended November 30, 2000, 1999,
    1998, 1997 and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.54%, 2.50%, 2.27%, 2.29% and 2.63% for the periods ended November 30, 2000, 1999,
    1998, 1997 and 1996, respectively.

                        See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, PETER S. LANNIGAN, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's primary investment objective is high current income. The secondary objective is long-term capital appreciation. The Fund invests in high-yield, high-risk debt securities issued by governments and corporations in emerging markets. Investors should note that debt securities issued by foreign issuers involve greater risks of default, untimely interest and principal payments and price volatility compared with higher rated securities and may present problems of liquidation.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: Class A shares earned 2.44%, Class B shares returned 1.60% and Class C shares were up 1.73% compared with a return of 16.58% for the J.P. Morgan Emerging Market Bond Index Plus.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A: During this reporting period, emerging markets worldwide were stable in a difficult environment for global financial markets, especially the U.S. equity market. While the Fund had good performance during the first three quarters of 2000, the U.S. equity market sell-off during the last four months of the year took many high-risk markets along with it, resulting in essentially flat total return performance for the year.

Q: WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS?

A: Our outlook is positive for the latter half of 2001, but we believe emerging markets could be potentially volatile during the first quarter of 2001. The new year should eventually attract more crossover investors to emerging markets as yield levels remain as attractive as they were last year. However, investors are concerned currently with a slowing global economy, especially in the U.S., which may cause many to remain cautious early in the year. Nevertheless, the longer-term trend of strong emerging markets performance should resume once the growth outlook in the U.S. becomes better defined.

                                                               DECEMBER 24, 2000

1 THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS MEASURES TOTAL-RETURN
  PERFORMANCE OF EMERGING-MARKET DEBT INSTRUMENTS. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

AVERAGE ANNUAL TOTAL RETURNS1                             PERIOD ENDING 11/30/00

                                                            INCEPTION  INCEPTION
                                   1 YEAR       5 YEARS    TO 11/30/00    DATE
                                   ------       -------    ----------- ---------
        Class A Shares at NAV2      2.44%        10.93%       11.31%    9/5/95
        Class A Shares at POP3     (2.43)         9.85        10.28     9/5/95

        Class B Shares at NAV2      1.60         10.04        10.42     9/5/95
        Class B Shares with CDSC4  (2.01)        10.04        10.42     9/5/95

        Class C Shares at NAV2      1.73         --           (7.19)    3/26/98
        Class C Shares with CDSC4   1.73         --           (7.19)    3/26/98

        JP Morgan EMBI+7           16.58         15.00        Note 5     Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 15.41% for Class A and Class B (since 9/5/95) and 4.83%
  for Class C (since 3/31/98), respectively.
6 This chart illustrates POP returns on Class A shares and CDSC returns for Class B since inception. Returns on Class C shares will vary due to differing sales charges.
7 The JP Morgan Emerging Market Bond Index Plus (EMBI+) Index is an unmanaged, commonly used measure of emerging-market debt total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          Phoenix-Goodwin    Phoenix-Goodwin
                          Emerging Markets   Emerging Market
                             Bond Fund          Bond Fund
                              Class A6           Class B6       JP Morgan EMBI+7
  9/5/95                      $ 9,525            $10,000            $10,000
11/30/95                        9,944             10,422             10,537
11/30/96                       15,928             16,565             15,530
11/30/97                       17,826             18,400             17,171
11/30/98                       12,977             13,291             15,604
11/30/99                       16,303             16,550             18,183
11/30/00                       16,701             16,815             21,197

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/5/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on difference in inception dates, fees and sales charges.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COUNTRY WEIGHTINGS                                                      11/30/00

As a percentage of total long-term investments


Argentina    Russia      Brazil      Mexico    Venezuela     Algeria      Ecuador       Other
   23%        23%          15%         9%          4%           4%           3%           19%

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

TEN LARGEST HOLDINGS AT NOVEMBER 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)
 1. Republic of Argentina Bocon                 18.0%
    FOREIGN GOVERNMENT SECURITY
 2. Republic of Brazil                          11.2%
    FOREIGN GOVERNMENT SECURITY
 3. Russian Federation RegS 8.25%, 3/31/10       5.0%
    FOREIGN GOVERNMENT SECURITY
 4. Oblast Nizhniy Novgorod                      4.9%
    FOREIGN GOVERNMENT SECURITY
 5. Russian Federation RegS 2.50%, 3/31/30       4.2%
    FOREIGN GOVERNMENT SECURITY
 6. United Mexican States Global Bond            4.1%
    FOREIGN GOVERNMENT SECURITY
 7. Republic of Algeria                          3.5%
    FOREIGN GOVERNMENT SECURITY
 8. Republic of Ecuador                          3.1%
    FOREIGN GOVERNMENT SECURITY
 9. YUKOS Oil Co.                                2.8%
    FOREIGN COMMON STOCK
10. Republic of Philippines                      2.7%
    FOREIGN GOVERNMENT SECURITY

                        INVESTMENTS AT NOVEMBER 30, 2000

                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
FOREIGN GOVERNMENT SECURITIES--81.2%

ALGERIA--3.5%
Republic of Algeria 7.688%, 3/4/10(b) ....    NR      $ 3,800   $ 3,040,000

ARGENTINA--21.4%
Republic of Argentina Bocon Pro1 M1,
PIK interest capitalization
2.60%, 4/1/07(b)(e) ......................     B       23,258    15,415,432
Republic of Argentina RegS
11.75%, 2/12/07(e) .......................     B        2,550     2,065,934
Republic of Argentina RegS
8.75%, 7/10/02(e) ........................     B        1,000       880,185
                                                                -----------
                                                                 18,361,551
                                                                -----------
BOSNIA & HERZEGOVINA--1.0%

Bosnia & Herzegovina Series A
2%, 12/11/17(b)(f) .......................    NR        7,102       813,942

BRAZIL--11.2%
Republic of Brazil 11%, 8/17/40(i) .......     B       13,000     9,652,500

BULGARIA--1.7%
Republic of Bulgaria FLIRB Series A
3%, 7/28/12(b) ...........................     B        1,607     1,104,762

Republic of Bulgaria FLIRB Series B
3.50%, 7/28/12(b) ........................     B          508       349,300
                                                                -----------
                                                                  1,454,062
                                                                -----------
COLOMBIA--0.9%
Republic of Colombia
9.75%, 4/23/09 ...........................    Ba        1,000       795,500

                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
ECUADOR--3.1%
Republic of Ecuador 4%, 8/15/30(b) .......   B-(d)    $ 7,336   $ 2,695,980

IVORY COAST--1.1%

Ivory Coast PDI 2%, 3/29/18(b)(h)             NR        5,625       956,250

MEXICO--4.1%
United Mexican States Global Bond
11.50%, 5/15/26                              Baa        3,000     3,555,000

MOLDOVA--1.0%
Republic of Moldova RegS
9.875%, 6/13/02                               B         1,500       862,500

NIGERIA--2.0%
Central Bank of Nigeria Series WW
6.25%, 11/15/20(b)(j)                        NR         2,000     1,155,000
Nigeria Promissory Notes Series RC
5.092%, 1/5/10                               NR         1,174       538,562
                                                                -----------
                                                                  1,693,562
                                                                -----------

PAKISTAN--1.5%
Islamic Republic of Pakistan RegS
10%, 12/13/05                                Caa        2,000     1,260,000

PANAMA--1.5%

Republic of Panama 8.875%, 9/30/27           Ba         1,500     1,250,625

PERU--1.9%
Republic of Peru FLIRB 3.75%, 3/7/17(b)      Ba         1,900     1,026,000

Republic of Peru PDI 4.50%, 3/7/17(b)        Ba         1,000       610,938
                                                                -----------
                                                                  1,636,938
                                                                -----------

                        See Notes to Financial Statements
28

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
PHILIPPINES--2.7%
Republic of Philippines 10.625%, 3/16/25 .    Ba      $ 3,000   $ 2,325,000

RUSSIA--16.7%
Oblast Nizhniy Novgorod RegS PIK interest
capitalization 8.75%, 4/3/05 .............    Caa       7,025     4,232,763

Russian Federation RegS
2.50%, 3/31/30(b) ........................     B       10,000     3,587,500

Russian Federation RegS 8.25%, 3/31/10 ...     B        7,000     4,287,500

Russian Ministry of Finance Series IV
3%, 5/14/03 ..............................    Caa       4,000     2,200,000
                                                                -----------
                                                                 14,307,763
                                                                -----------
UKRAINE--1.5%
Government of Ukraine 11%, 3/15/07(i) ....    Caa       2,000     1,300,000

VENEZUELA--4.4%
Banco Central Venezuela NMB-A
8%, 12/18/05(b) ..........................     B        2,265     1,970,359

Republic of Venezuela 9.25%, 9/15/27(i) ..     B        2,000     1,330,000

Republic of Venezuela FLIRB Series A
7.625%, 3/31/07(b) .......................     B          619       507,613
                                                                -----------

                                                                  3,807,972
                                                                -----------
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $72,392,429)                                    69,769,145
---------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--4.1%

ARGENTINA--1.5%
Alto Palmero SA 144A 14.875%, 4/7/05
(Financial (Diversified)(c)(e) ...........   BB(d)      1,000       925,194

Imasac SA 144A 11%, 5/2/05 (Publishing
(Newspapers))(c) .........................     B          580       371,200
                                                                -----------
                                                                  1,296,394
                                                                -----------
COLOMBIA--0.3%
Termoemcali Funding Corp.
10.125%, 12/15/14 (Electric Companies) ...   CCC(d)       495       247,450

MAURITIUS--0.7%
TJIWI Kimia Finance Mauritius Ltd.
10%, 8/1/04 (Paper & Forest Products) ....     B        1,500       615,000


                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------

MEXICO--1.2%
Maxcom Telecomunicaciones SA de CV
Series B 13.75%, 4/1/07 (Communications
Equipment)(j) ............................    NR      $ 2,000   $ 1,010,000

RUSSIA--0.4%
Metromedia International Group, Inc.
Series B PIK interest capitalization
10.50%, 9/30/07 (Telecommunications
(Cellular/Wireless)) .....................    NR          837       393,377
---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $4,517,584) .............                        3,562,221
---------------------------------------------------------------------------

                                            SHARES
                                            ------
FOREIGN COMMON STOCKS--13.9%


BRAZIL--3.4%
Embratel Participacoes SA ADR
(Telecommunications (Long Distance)) ............      25,500       307,594

Tele Norte Leste Participacoes SA ADR
(Telecommunications (Long Distance)) ............      24,000       435,000

Telecomunicacoes Brasileiras SA ADR
(Telecommunications (Long Distance)) ............      37,600     2,169,050
                                                                -----------
                                                                  2,911,644
                                                                -----------
MEXICO--3.8%
Grupo Televisa SA GDR (Broadcasting
(Television, Radio & Cable ))(g) ................      19,500       907,969

TV Azteca SA de CV ADR (Broadcasting
(Television, Radio & Cable)) ....................      93,800       938,000

Telefonos de Mexico SA de CV ADR Series L
(Telecommunications (Long Distance)) ............      29,500     1,382,812
                                                                -----------
                                                                  3,228,781
                                                                -----------

RUSSIA--5.2%
AO Tatneft (Oil (International Integrated))......      70,000        27,641

Norilsk Nickel (Metals Mining) ..................      68,300       429,121

OAO Lukoil Holding (Oil (Domestic Integrated)....      52,175       484,485

RAO Unified Energy Systems
  (Electric Companies)...........................  13,850,000     1,113,134

YUKOS Oil Co. (Oil (Domestic Integrated)) .......   1,350,000     2,416,500
                                                                -----------
                                                                  4,470,881
                                                                -----------

                       See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                      SHARES       VALUE
                                                      -------   -----------
SOUTH KOREA--0.7%
Samsung Electronics GDR 144A (Electronics
(Semiconductors))(c) ............................       9,500   $   599,688

TURKEY--0.8%
Haci Omer Sabanci Holding AS (Conglomerates) ....     375,000       703,125
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $14,868,856)                                    11,914,119
---------------------------------------------------------------------------



                                                        NUMBER
                                                          OF
                                                       CONTRACTS
                                                       ---------
OPTIONS--1.0%

Federal Republic of Brazil C Bond 8%, 4/15/14
Call Options 12/18/00 $74
  (Par subject to call $18,000,000) .............          18       132,992

Russian Federation 144A 2.50%, 3/31/30
Call Options 12/18/00 $36.50
  (Par subject to call $26,000,000) .............          26       234,000

Russian Federation 144A 8.25%, 3/31/10
Call Options 1/2/01 $64
  (Par subject to call $16,100,000) .............        16.1       193,200

Russian Federation RegS 2.50%, 3/31/30
Call Options 1/2/01 $36.875
  (Par subject to call $15,380,000) .............       15.38       192,250
---------------------------------------------------------------------------
TOTAL OPTIONS
(IDENTIFIED COST $2,772,953)                                        752,442
---------------------------------------------------------------------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $94,551,822)                                    85,997,927(a)


Cash and receivables, less liabilities--(0.2%)                     (177,400)
                                                                -----------
NET ASSETS--100.0%                                              $85,820,527
                                                                ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $810,141 and gross depreciation of $10,154,723 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $95,342,509.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualifiedinstitutional buyers. At November 30, 2000, these securities amounted to a value of $1,896,082 or 2.2% of net assets.
(d) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e) Par value represents Argentine Pesos.
(f) Par value represents Deutsche Marks.
(g) Non-income producing.
(h) Security in default.
(i) All or a portion segregated as collateral for swap agreement.
(j) Warrants incorporated as a unit.

                       See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
Investment securities at value
   (Identified cost $94,551,822)                                                       $ 85,997,927
Cash                                                                                      1,424,233
Foreign currency at value
   (Identified cost $2,300,395)                                                           2,295,539
Receivables
   Investment securities sold                                                             8,639,130
   Dividends and interest                                                                 1,762,182
   Fund shares sold                                                                         297,465
Prepaid expense                                                                                 658
                                                                                       ------------
     Total assets                                                                       100,417,134
                                                                                       ------------
LIABILITIES
Net unrealized depreciation on swap agreements                                              378,047
Payables
   Investment securities purchased                                                       13,765,861
   Fund shares repurchased                                                                  224,183
   Investment advisory fee                                                                   55,964
   Distribution fee                                                                          53,640
   Transfer agent fee                                                                        28,284
   Financial agent fee                                                                        9,696
   Trustees' fee                                                                              6,916
Accrued expenses                                                                             74,016
                                                                                       ------------
     Total liabilities                                                                   14,596,607
                                                                                       ------------
NET ASSETS                                                                             $ 85,820,527
                                                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial
  interest                                                                             $136,849,132
Distributions in excess of net
  investment income                                                                         (85,821)
Accumulated net realized loss                                                           (42,005,599)
Net unrealized depreciation                                                              (8,937,185)
                                                                                       ------------
NET ASSETS                                                                             $ 85,820,527
                                                                                       ============
CLASS A
Shares of beneficial interest outstanding,
  $1 par value,  unlimited authorization
  (Net Assets $32,343,693)                                                                4,648,666
Net asset value per share                                                                     $6.96
Offering price per share $6.96/(1-4.75%)                                                      $7.31

CLASS B
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
   (Net Assets $51,111,909)                                                               7,453,151
Net asset value and offering price per share                                                  $6.86

CLASS C
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
   (Net Assets $2,364,925)                                                                  343,010
Net asset value and offering price per share                                                  $6.89


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Interest                                                                               $ 19,591,302
Dividends                                                                                    48,674
Foreign taxes withheld                                                                       (3,704)
                                                                                       ------------
     Total investment income                                                             19,636,272
                                                                                       ------------
EXPENSES
Investment advisory fee                                                                     809,315
Distribution fee, Class A                                                                   110,553
Distribution fee, Class B                                                                   611,424
Distribution fee, Class C                                                                    25,451
Financial agent fee                                                                         128,214
Transfer agent                                                                              156,748
Custodian                                                                                    65,824
Printing                                                                                     53,292
Registration                                                                                 37,405
Professional                                                                                 35,228
Excise tax                                                                                   34,848
Trustees                                                                                     24,467
Miscellaneous                                                                                12,738
                                                                                       ------------
     Total expenses                                                                       2,105,507
     Custodian fees paid indirectly                                                          (3,756)
                                                                                       ------------
     Net expenses                                                                         2,101,751
                                                                                       ------------
NET INVESTMENT INCOME                                                                    17,534,521
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                                           3,983,550
Net realized loss on options                                                             (4,849,105)
Net realized gain on foreign currency
  transactions                                                                              149,904
Net change in unrealized appreciation
(depreciation) on investments                                                           (10,272,886)
Net change in unrealized appreciation
  (depreciation) on swap agreements                                                        (378,047)
Net change in unrealized appreciation
  (depreciation) on foreign currency and
  foreign currency transactions                                                             (55,289)
                                                                                       ------------
NET LOSS ON INVESTMENTS                                                                 (11,421,873)
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                      $  6,112,648
                                                                                       ============

                        See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                    Year Ended         Year Ended
                                                                                                     11/30/00           11/30/99
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $ 17,534,521       $ 16,331,294
   Net realized gain (loss)                                                                            (715,651)         1,213,234
   Net change in unrealized appreciation (depreciation)                                             (10,706,222)         4,772,822
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        6,112,648         22,317,350
                                                                                                   ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                    (5,426,719)        (7,416,057)
   Net investment income, Class B                                                                    (7,165,677)        (7,042,619)
   Net investment income, Class C                                                                      (293,427)          (347,153)
                                                                                                   ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                        (12,885,823)       (14,805,829)
                                                                                                   ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,080,243 and 3,556,835 shares, respectively)                      17,151,609         25,142,286
   Net asset value of shares issued from reinvestment of distributions
     (253,285 and 351,670 shares, respectively)                                                       2,031,781          2,480,258
   Cost of shares repurchased (4,814,460 and 2,574,617 shares, respectively)                        (40,264,397)       (18,206,934)
                                                                                                   ------------       ------------
Total                                                                                               (21,081,007)         9,415,610
                                                                                                   ------------       ------------
CLASS B
   Proceeds from sales of shares (1,661,538 and 3,425,208 shares, respectively)                      13,293,525         24,265,446
   Net asset value of shares issued from reinvestment of distributions
     (320,721 and 446,690 shares, respectively)                                                       2,538,078          3,123,762
   Cost of shares repurchased (2,223,196 and 1,401,581 shares, respectively)                        (18,055,099)         (9,790,280)
                                                                                                   ------------       ------------
   Total                                                                                             (2,223,496)        17,598,928
                                                                                                   ------------       ------------
CLASS C
   Proceeds from sales of shares (169,557 and 462,019 shares, respectively)                           1,385,355          3,316,816
   Net asset value of shares issued from reinvestment of distributions
     (11,634 and 17,681 shares, respectively)                                                            91,969            126,396
   Cost of shares repurchased (232,635 and 253,300 shares, respectively)                             (1,891,344)        (1,856,218)
                                                                                                   ------------       ------------
   Total                                                                                               (414,020)         1,586,994
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (23,718,523)        28,601,532
                                                                                                   ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (30,491,698)        36,113,053

NET ASSETS
   Beginning of period                                                                              116,312,225         80,199,172
                                                                                                   ------------       ------------
   END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME (LOSS) AND
     UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($85,821) AND $1,088,309, RESPECTIVELY)         $ 85,820,527       $116,312,225
                                                                                                   ============       ============

                        See Notes to Financial Statements
32

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS A
                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                       -----------------------------------------------------------------------
                                                         2000            1999           1998           1997              1996

Net asset value, beginning of period                   $ 7.69           $ 7.20         $12.84         $14.80            $10.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          1.32(2)          1.23           1.32           1.38(2)           1.26
   Net realized and unrealized gain (loss)              (1.05)            0.40          (4.22)          0.17              4.56
                                                       ------           ------         ------         ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                    0.27             1.63          (2.90)          1.55              5.82
                                                       ------           ------         ------         ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (1.00)           (1.14)         (1.00)         (1.28)            (1.20)
   Dividends from net realized gains                       --               --          (0.23)         (2.23)               --
   Dividends in excess of net investment income            --               --          (1.16)            --                --
   Return of capital                                       --               --          (0.35)            --                --
                                                       ------           ------         ------         ------            ------
     TOTAL DISTRIBUTIONS                                (1.00)           (1.14)         (2.74)         (3.51)            (1.20)
                                                       ------           ------         ------         ------            ------
Change in net asset value                               (0.73)            0.49          (5.64)         (1.96)             4.62
                                                       ------           ------         ------         ------            ------
NET ASSET VALUE, END OF PERIOD                          $6.96            $7.69          $7.20         $12.84            $14.80
                                                       ======           ======         ======         ======            ======
Total return(1)                                          2.44%           25.63%        (27.20)%        11.91%            60.18%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)              $32,344          $54,849        $41,725        $67,875           $29,661
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.50%(5)         1.56           1.43 %         1.40%             1.50%(3)
   Net investment income (loss)                         16.47%           17.96%         13.74 %         9.90%            10.41%
Portfolio turnover                                        528%             326%           405 %          614%              378%


                                                                                         CLASS B
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30
                                                         ----------------------------------------------------------------------
                                                           2000             1999           1998           1997            1996
Net asset value, beginning of period                     $ 7.60            $ 7.13         $12.77         $14.78          $10.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            1.29(2)           1.17           1.23           1.26(2)         1.19
   Net realized and unrealized gain (loss)                (1.09)             0.40          (4.18)          0.18            4.53
                                                         ------            ------         ------         ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                      0.20              1.57          (2.95)          1.44            5.72
                                                         ------            ------         ------         ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.94)            (1.10)         (0.97)         (1.22)          (1.12)
   Dividends from net realized gains                         --                --          (0.23)         (2.23)             --
   Dividends in excess of net investment income              --                --          (1.16)            --              --
   Return of capital                                         --                --          (0.33)            --              --
                                                         ------            ------         ------         ------          ------
     TOTAL DISTRIBUTIONS                                  (0.94)            (1.10)         (2.69)         (3.45)          (1.12)
                                                         ------            ------         ------         ------          ------
Change in net asset value                                 (0.74)             0.47          (5.64)         (2.01)           4.60
                                                         ------            ------         ------         ------          ------
NET ASSET VALUE, END OF PERIOD                           $ 6.86            $ 7.60         $ 7.13         $12.77          $14.78
                                                         ======            ======         ======         ======          ======
Total return(1)                                            1.60%            24.52%        (27.86)%        11.07%          58.94%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $51,112           $58,453        $37,270        $38,673          $9,713
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.26%(5)          2.31%          2.20 %         2.15%           2.25%(4)
   Net investment income (loss)                           16.10%            17.04%         12.98 %         9.14%           9.79%
Portfolio turnover                                          528%              326%           405 %          614%            378%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.02% for the period ended November 30, 1996.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.77% for the period ended November 30, 1996.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.51% for Class A and would not significantly differ for Class B.

                       See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                 CLASS C
                                                              -------------------------------------------
                                                                                                  FROM
                                                               YEAR ENDED NOVEMBER 30           INCEPTION
                                                              -------------------------        3/26/98 TO
                                                               2000               1999          11/30/98
Net asset value, beginning of period                          $ 7.63             $ 7.17          $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                 1.25(2)            1.17            0.85(4)
   Net realized and unrealized gain (loss)                     (1.05)              0.39           (5.10)
                                                              ------             ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.20               1.56           (4.25)
                                                              ------             ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.94)             (1.10)          (0.66)
   Dividends from net realized gains                              --                 --              --
   Dividends in excess of net investment income                   --                 --              --
   Return of capital                                              --                 --           (0.17)
                                                              ------             ------          ------
     TOTAL DISTRIBUTIONS                                       (0.94)             (1.10)          (0.83)
                                                              ------             ------          ------
Change in net asset value                                      (0.74)              0.46           (5.08)
                                                              ------             ------          ------
NET ASSET VALUE, END OF PERIOD                                $ 6.89             $ 7.63          $ 7.17
                                                              ======             ======          ======
Total return(1)                                                 1.73%             24.40%         (35.33)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $2,365             $3,010          $1,205

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                           2.26%(5)           2.31%           2.29 %(2)
   Net investment income (loss)                                15.99%             16.47%          15.59 %(2)
Portfolio turnover                                               528%               326%            405 %(3)

(1) Maximum sales charges are not reflected in the total return calculation
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking to maximize tax-exempt yield and after-tax total return. Investors should note that income from the Fund may be subject to state and local taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended November 30, 2000, Class A shares returned 7.25% compared with an average return of 6.95% for a peer group of 270 funds, according to Lipper, Inc., and Class B shares earned 6.41%. The 12-month return for the Lehman Brothers Municipal Bond Index1 was 8.18%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WOULD YOU ASSESS THE GENERAL ECONOMY?

A: The bond market's volatility has continued throughout the past 12 months as both short-term and long-term U.S. Treasury rates have experienced changes of over 100 basis points during this period. This volatile environment has been fueled by the U.S. Treasury's decision to buy back longer-term U.S. Treasury debt using a portion of the growing federal budget surplus and several interest rate increases (tighter monetary policy) by the Federal Reserve (Fed). These rate increases by the Fed have been in response to the strong U.S. economy and corresponding inflation fears. We expect U.S. Treasury rates to remain volatile over the near term as the market wrestles with signs of a slowing economy, weakening corporate credit fundamentals, an uncertain political environment, higher energy prices, and volatile U.S. equity markets.

      The U.S. economy has set a post-war record of over nine years of uninterrupted economic expansion. The job market remains tight, while signs of an economic slowdown have begun to appear. The national unemployment rate, which started the year at 4.1%, has declined to 3.9%, the lowest the country has seen in 30 years. However, initial jobless claims have risen recently, indicating a potential softening in the employment outlook. Real GDP (a measure of economic growth) ended the third quarter at 2.7%, the lowest reading since the second quarter of 1999 and below the 4.2% and 4.4% recorded in 1999 and 1998, respectively. Inflation, as measured by the Consumer Price Index (CPI), ended the third quarter at approximately 3.1%. CPI has declined since the end of the first quarter despite sharp increases in energy prices as the six rate increases by the Fed over the past one and a half years appear to be slowing inflation. As such, the fixed-income markets are beginning to forecast that the next move by the Fed may be an easing of monetary policy (decrease in rates) by the end of the first half of 2001. We expect the Fed to remain vigilant to ensure that inflation does not overheat and disrupt the financial markets, while also paying close attention to the risks of a rapid slowdown in the economy.

                                                                     (Continued)

1 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX MEASURES LONG-TERM, INVESTMENT-GRADE
  TAX-EXEMPT MUNICIPAL BOND TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED, NOT AVAILABLE FOR DIRECT INVESTMENT AND DOES NOT REFLECT INVESTMENT MANAGEMENT OR OTHER MUTUAL FUND-RELATED FEES.

Q: HOW DID FACTORS IN THE MUNICIPAL BOND MARKET AFFECT THE FUND?

A: The municipal bond market has performed well relative to other fixed-income markets over the past 12 months due primarily to the continued strength of municipal credit fundamentals, combined with strong investor interest driven by concerns about deteriorating corporate credit fundamentals and uncertain equity markets. Since December 31, 1999, yields on 30-year municipal bonds have declined by 50 basis points while yields on two-year municipal bonds are unchanged, resulting in a flatter municipal yield curve. Also, year-to-date in 2000, issuance of municipal bonds is lower by approximately 16%. This reduced amount of new issuance has been driven by the lower number of refundings, off over 53% through the first 10 months of the year, as municipal rates are higher than last year making it less economical for issuers to refinance older, higher cost debt. As such, full-year 2000 issuance of municipal bonds is projected to be approximately 20% lower than last year, which should bode well for the market. On the demand side, retail buying has been strong as municipal yields have exceeded 6% at various times this year, while institutional buying, which includes mutual funds and insurance companies, has been soft. With yields on longer-term municipal bonds close to yields of longer-term U.S. Treasury bonds, municipals appear very attractive on a relative value basis, in our opinion.

      Our strategy continues to emphasize higher quality issues, given the narrow yield premium between higher quality and lower quality bonds. The Fund currently has an average quality rating of AA with over 70% of its issues rated AA or higher. The portfolio remains well diversified in an effort to minimize exposure to any one sector or region of the country.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: As we move forward into 2001, factors that could drive the relative value of municipal bonds over the year include: the strength of the U.S. economy and its impact on inflation, additional Federal Reserve activity, including a possible reversal to an easing of monetary policy, and lastly, the amount of new municipal supply that the market will experience, especially in light of the significant decline in new issue supply the market has enjoyed through the first 10 months of 2000. Finally, should the U.S. stock market continue to experience the same level of volatility and negative returns that it has experienced over the past few months, nervous investors could move money into tax-exempt issues, which could be positive for the market. Despite these potential risks, we believe the municipal market represents good relative value at current levels.

                                                               DECEMBER 21, 2000

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS1                             PERIOD ENDING 11/30/00


                                                                                    INCEPTION  INCEPTION
                                                     1 YEAR   5 YEARS   10 YEARS   TO 11/30/00    DATE
                                                    --------  -------   --------   ----------  ---------
        Class A Shares at NAV2                       7.25%     3.86%     6.34%          --           --
        Class A Shares at POP3                       2.15      2.86      5.82           --           --

        Class B Shares at NAV2                       6.41      3.08        --         3.95%     3/16/94
        Class B Shares with CDSC4                    2.41      3.08        --         3.95      3/16/94

        Lehman Brothers Municipal Bond Index7        8.18      5.53      7.11       Note 5       Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
5 Index performance is 5.82% for Class B (since 2/28/94).
6 This chart illustrates POP returns on Class A shares for ten years. Returns on
  Class B shares will vary due to differing sales charges.
7 The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Phoenix-Goodwin
                    Tax-Exempt Bond
                     Fund Class A6    Lehman Muni Bond Index7
11/30/90                $9,525               $10,000
11/30/91                10,413                11,027
11/30/92                11,654                12,133
11/30/93                13,145                13,477
11/30/94                12,152                12,769
11/30/95                14,567                15,183
11/30/96                15,194                16,076
11/30/97                16,112                17,230
11/30/98                17,039                18,567
11/30/99                16,415                18,366
11/30/00                17,605                19,869

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

STATE WEIGHTINGS                                                        11/30/00

As a percentage of bond holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

California    Pennsylvania    New York      Texas       Indiana     Georgia     Illinois    Other
    9%             9%            7%           7%           6%          6%          6%        50%

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                        INVESTMENTS AT NOVEMBER 30, 2000

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
MUNICIPAL BONDS--96.8%

ALABAMA--2.2%
Jefferson County Alabama Sewer Revenue
Bonds Series A 5%, 2/1/33 (FGIC Insured) ....   AAA    $2,000   $ 1,800,160

ALASKA--1.4%
Valdez Marine Terminal Revenue
7%, 12/1/25 (GTY AGMT Insured)(c) ...........   AA+     1,125     1,169,662

ARIZONA--1.2%
Pima County Sewer Revenue 6.75%, 7/1/15
(FGIC Insured) ..............................   AAA       540       551,378
Pima County Sewer Revenue 6.75%, 7/1/15,
Prerefunded 7/1/01 @$101 (FGIC Insured) .....   AAA       460       470,801
                                                                -----------
                                                                  1,022,179
                                                                -----------
ARKANSAS--1.1%
Drew County Public Facilities Board
Series A-2 7.90%, 8/1/11
(FNMA Collateralized) .......................  Aaa(b)     175       184,396

Jacksonville Residential Housing Facilities
Board Series A-2 7.90%, 1/1/11
(FNMA Collateralized) .......................  Aaa(b)     301       315,489

Lonoke County Residential Housing Facilities
Board Series A-2 7.90%, 4/1/11
(FNMA Collateralized) .......................  Aaa(b)     291       313,064

Stuttgart Public Facilities Board Series A-2
7.90%, 9/1/11 (FNMA Collateralized) .........  Aaa(b)     122       127,257
                                                                -----------
                                                                    940,206
                                                                -----------
CALIFORNIA--8.7%
Pittsburg Redevelopment Agency Series A
4.625%, 8/1/21 (AMBAC Insured) ..............   AAA     1,650     1,478,433

Riverside County Series B 8.625%, 5/1/16
(GNMA Collateralized) .......................   AAA     4,300     5,847,570
                                                                -----------
                                                                  7,326,003
                                                                -----------
CONNECTICUT--4.5%
Mashantucket Western Pequot Tribe Special
Revenue Series A 144A 6.50%, 9/1/05(d) ......   AAA       845       916,707

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A 6.50%, 9/1/06(d) ......   AAA       495       544,015

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
CONNECTICUT--CONTINUED
Mashantucket Western Pequot Tribe Special
Revenue Series B 144A 5.60%, 9/1/09(d) ......  Baa(b)  $1,000    $1,011,060

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A  5.50%, 9/1/28(d) .....  Baa(b)   1,500     1,322,235
                                                                -----------
                                                                  3,794,017
                                                                -----------
GEORGIA--5.7%
Atlanta Water and Wastewater Revenue
Series A 5%, 11/1/29 (FGIC Insured) .........   AAA     1,000       913,260

Cartersville Development Authority Revenue
5.625%, 5/1/09 ..............................   A+      2,000     2,059,040

Georgia State General Obligation Series A
7.45%, 1/1/09 ...............................   AAA     1,500     1,772,505
                                                                -----------
                                                                  4,744,805
                                                                -----------
ILLINOIS--5.3%
Chicago Board of Education Series A
6%, 1/1/20 (MBIA Insured) ...................   AAA       500       534,180

Chicago O'Hare International Airport Special
Facility Revenue 8.85%, 5/1/18 ..............   BB+       815       848,545

Cook County Series A 5%, 11/15/28
(FGIC Insured) ..............................   AAA     2,000     1,818,440

Illinois Health Facilities Authority Revenue
Series C 7%, 4/1/08 (FSA Insured) ...........   AAA     1,100     1,240,734

Metropolitan Pier & Exposition Authority
Revenue 6.50%, 6/15/07 (FGIC Insured) .......   AA-        30        31,924
                                                                -----------
                                                                  4,473,823
                                                                -----------
INDIANA--6.0%

Duneland Indiana School Building Corp. ......
4.85%, 2/1/13 (MBIA Insured) ................   AAA     1,355     1,318,022

Indianapolis Public Local Improvement
Revenue Series C 0%, 1/1/03 .................  A(b)     2,500     2,264,575

Indianapolis Public Local Improvement
Revenue Series A 0%, 2/1/05 .................  Aa(b)    1,765     1,444,688
                                                                -----------
                                                                  5,027,285
                                                                -----------

                       See Notes to Financial Statements
38

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
KENTUCKY--3.7%
Kentucky State Turnpike Authority Economic
Development Revenue 0%, 1/1/10
(FGIC Insured) ..............................   AAA    $3,300   $ 2,093,025

Perry County Solid Waste Disposal Revenue
7%, 6/1/24 ..................................  A(b)     1,000     1,040,360
                                                                -----------
                                                                  3,133,385
                                                                -----------
LOUISIANA--2.9%
Louisiana Environmental Facilities Community
Development Authority Revenue
5.25%, 12/1/18 (AMBAC Insured) ..............   AAA     2,500     2,445,600

St. Tammany Public Transportation Financing
Authority Revenue Series A
7%, 6/1/02 (FNMA Collateralized) ............  Aaa(b)      19        19,708
                                                                -----------
                                                                  2,465,308
                                                                -----------
MASSACHUSETTS--2.4%
Massachusetts Bay Transportation Authority
Revenue Series B 6.20%, 3/1/16 ..............   AA      1,000     1,111,960

Massachusetts State Industrial Financing
Agency Revenue 0%, 8/1/05 ...................   A+      1,100       875,864
                                                                -----------
                                                                  1,987,824
                                                                -----------
MICHIGAN--3.2%
St. Johns Public Schools 5.10%, 5/1/25
(FGIC Insured) ..............................   AAA     1,000       959,590

Williamston Community School General
Obligaion 5.50%, 5/1/25 (MBIA Insured) ......   AAA     1,725     1,757,775
                                                                -----------
                                                                  2,717,365
                                                                -----------
MISSISSIPPI--1.9%
Lowndes County Solid Waste Disposal &
Pollution Control Revenue Project A
6.80%, 4/1/22 ...............................    A      1,450     1,590,288

NEVADA--2.1%
Clark County School District General
Obligation Series B 0%, 6/1/03
(MBIA Insured) ..............................   AAA     2,000     1,776,420

NEW JERSEY--2.1%
Camden County Municipal Utilities Authority
Sewer Revenue Series B 0%, 9/1/11
(FGIC Insured) ..............................   AAA     3,000     1,746,720

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
NEW YORK--7.2%
New York General Obligation Series C
5.50%, 11/15/37 .............................    A     $2,000   $ 1,936,040

Niagara Falls Bridge Commission Toll
Revenue Series B 5.25%, 10/1/15
(FGIC Insured) ..............................   AAA     4,000     4,077,480
                                                                -----------
                                                                  6,013,520
                                                                -----------
NORTH CAROLINA--1.8%
North Carolina Municipal Power Agency
Revenue 6%, 1/1/09 (AMBAC Insured) ..........   AAA     1,385     1,495,274

PENNSYLVANIA--8.6%
Delaware Valley Regional Finance Authority
Revenue Series B 5.70%, 7/1/27
(AMBAC Insured) .............................   AAA     2,000     2,047,280

New Castle Area Hospital Authority
Revenue Series A 6.50%, 11/15/09 ............  Ba(b)    1,000       860,380

Pennsylvania State Finance Authority
Revenue 6.60%, 11/1/09 ......................    A      4,000     4,260,320
                                                                -----------
                                                                  7,167,980
                                                                -----------
SOUTH CAROLINA--2.8%
Spartanburg Sanitation Sewer Revenue
Series B 5%, 3/1/24 (MBIA Insured) ..........   AAA     2,520     2,339,996

TENNESSEE--2.0%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue 6%, 12/1/16
(AMBAC Insured) .............................   AAA     1,500     1,634,160

TEXAS--6.6%
Colorado River Municipal District Water
Revenue 8.25%, 1/1/15,
Prerefunded 1/1/01 @$100 ....................   NR        540       541,431

Houston Water and Sewer System Revenue
Series A 5%, 12/1/28 ........................   AAA     2,000     1,823,620

Hurst Euless Bedford Independent School
District General Obligation 4.75%, 8/15/28 ..   AAA     2,000     1,735,680

San Antonio Electric & Gas Revenue
5%, 2/1/12 ..................................   AA         15        15,050

Texas State Public Finance Authority Building
Revenue 6.25%, 8/1/09 (MBIA Insured) ........   AAA     1,250     1,374,550
                                                                -----------
                                                                  5,490,331
                                                                -----------

                       See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
VIRGINIA--4.6%
Pittsylvania County Industrial Development
Authority Revenue Series A
7.30%, 1/1/04 ...............................   NR     $  805   $   824,634

Pittsylvania County Industrial Development
Authority Revenue Series A
7.45%, 1/1/09 ...............................   NR      1,000     1,031,830

Upper Occoquan Regional Sewer Authority
Revenue Series A 5.15%, 7/1/20
(MBIA Insured) ..............................   AAA     2,000     1,968,320
                                                                -----------
                                                                  3,824,784
                                                                -----------
WEST VIRGINIA--3.7%
Upshur County Solid Waste Disposal
Revenue 7%, 7/15/25 .........................   NR      2,000     2,087,140

West Virginia State Housing Development
Fund Revenue 6.625%, 7/1/20
(FHA Insured) ...............................   AA      1,000     1,000,240
                                                                -----------
                                                                  3,087,380
                                                                -----------
WISCONSIN--3.2%
Wisconsin State Clean Water Revenue
Series 1 6.875%, 6/1/11 .....................   AA+       750       872,768

Wisconsin State Health and Education
Facilities Authority Revenue 5%, 8/15/18 ....   AA      2,000     1,847,500
                                                                -----------
                                                                  2,720,268
                                                                -----------
OTHER TERRITORIES--1.9%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Series V
6.625%, 7/1/12 ..............................    A      1,500     1,569,015

---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $77,866,066)                                    81,058,158
---------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.8%
(IDENTIFIED COST $77,866,066)                                    81,058,158
---------------------------------------------------------------------------

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
SHORT-TERM OBLIGATIONS--1.1%

COMMERCIAL PAPER--1.1%
Koch Industries, Inc. 6.54%, 12/1/00 ........  A-1+      $970   $   970,000
---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $970,000)                                          970,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS--97.9%
(IDENTIFIED COST $78,836,066)                                    82,028,158(a)

Cash and receivables, less liabilities--2.1%                      1,719,503
                                                                -----------
NET ASSETS--100.0%                                              $83,747,661
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,918,398 and gross depreciation of $671,278 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $78,781,038.
(b) As rated by Moody's, Fitch or Duff & Phelps.
(c) Variable or step coupon security; interest rate reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At November 30, 2000, these securities amounted to a value of $3,794,017 or 4.5% of net assets.

    At November 30, 2000, 45.4% of net assets in the fund are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 17.3%.

                        See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2000
ASSETS
Investment securities at value
   (Identified cost $78,836,066)                           $82,028,158
Receivables
   Interest                                                  1,084,021
   Fund shares sold                                            897,621
Other receivables                                                9,151
Prepaid expense                                                    930
                                                           -----------
     Total assets                                           84,019,881
                                                           -----------
LIABILITIES
Payables
   Dividend distributions                                       73,200
   Fund shares redeemed                                         62,773
   Investment advisory fee                                      30,353
   Distribution fee                                             19,786
   Transfer agent fee                                           18,986
   Financial agent fee                                           8,147
   Trustees' fee                                                 6,917
Accrued expenses                                                52,058
                                                           -----------
     Total liabilities                                         272,220
                                                           -----------
NET ASSETS                                                 $83,747,661
                                                           ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest           $82,641,889
Undistributed net investment income                            533,574
Accumulated net realized loss                               (2,619,894)
Net unrealized appreciation                                  3,192,092
                                                           -----------
NET ASSETS                                                 $83,747,661
                                                           ===========

CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $78,877,779)                                   7,499,112
Net asset value per share                                       $10.52
Offering price per share $10.52/(1-4.75%)                       $11.04

CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $4,869,882)                                      461,070
Net asset value and offering price per share                    $10.56

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Interest                                                    $5,734,917
                                                            ----------
     Total investment income                                 5,734,917
                                                            ----------
EXPENSES
Investment advisory fee                                        387,724
Distribution fee, Class A                                      202,825
Distribution fee, Class B                                       50,308
Financial agent fee                                            112,272
Transfer agent                                                 100,944
Printing                                                        38,524
Professional                                                    33,454
Registration                                                    25,440
Trustees                                                        24,467
Custodian                                                       10,965
Miscellaneous                                                   15,055
                                                            ----------
     Total expenses                                          1,001,978
                                                            ----------
NET INVESTMENT INCOME                                        4,732,939
                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                690,043
Net change in unrealized appreciation
  (depreciation) on investments                                421,210
                                                            ----------
NET GAIN ON INVESTMENTS                                      1,111,253
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $5,844,192
                                                            ==========

                        See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   Year Ended        Year Ended
                                                                                                    11/30/00          11/30/99
                                                                                                  ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                                   $  4,732,939      $  4,420,473
   Net realized gain (loss)                                                                            690,043        (2,973,183)
   Net change in unrealized appreciation (depreciation)                                                421,210        (5,382,317)
                                                                                                  ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       5,844,192        (3,935,027)
                                                                                                  ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                   (3,897,620)       (4,019,480)
   Net investment income, Class B                                                                     (207,049)         (222,784)
   In excess of net investment income, Class A                                                              --          (713,626)
   In excess of net investment income, Class B                                                              --           (39,554)
                                                                                                  ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                        (4,104,669)       (4,995,444)
                                                                                                  ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,312,100 and 1,486,070 shares, respectively)                     13,426,549        15,836,073
   Net asset value of shares issued from reinvestment of distributions
     (209,149 and 241,813 shares, respectively)                                                      2,152,609         2,604,501
   Cost of shares repurchased (2,646,054 and 2,685,504 shares, respectively)                       (27,119,825)      (28,673,824)
                                                                                                  ------------      ------------
Total                                                                                              (11,540,667)      (10,233,250)
                                                                                                  ------------      ------------
CLASS B
   Proceeds from sales of shares (114,286 and 131,152 shares, respectively)                          1,183,027         1,434,341
   Net asset value of shares issued from reinvestment of distributions
     (8,125 and 9,781 shares, respectively)                                                             84,036           105,939
   Cost of shares repurchased (207,608 and 216,909 shares, respectively)                            (2,138,615)       (2,327,791)
                                                                                                  ------------      ------------
Total                                                                                                 (871,552)         (787,511)
                                                                                                  ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                       (12,412,219)      (11,020,761)
                                                                                                  ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                           (10,672,696)      (19,951,232)

NET ASSETS
   Beginning of period                                                                              94,420,357       114,371,589
                                                                                                  ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AND DISTRIBUTIONS
     IN EXCESS OF NET INVESTMENT INCOME OF $533,574 AND ($70,944), RESPECTIVELY]                  $ 83,747,661      $ 94,420,357
                                                                                                  ============      ============

                        See Notes to Financial Statements
42

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS A
                                                         ---------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                         ---------------------------------------------------------------------
                                                          2000           1999            1998            1997           1996
Net asset value, beginning of period                     $10.29         $11.21          $11.17          $11.28          $11.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.57           0.52            0.57            0.59            0.60
   Net realized and unrealized gain (loss)                 0.16          (0.92)           0.20            0.05           (0.12)
                                                         ------         ------          ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                      0.73          (0.40)           0.77            0.64            0.48
                                                         ------         ------          ------          ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.50)         (0.44)          (0.53)          (0.59)          (0.60)
   Dividends in excess of net investment income           --             (0.08)          (0.11)          --              --
   Dividends from net realized gains                      --             --              (0.09)          (0.16)          --
                                                         ------         ------          ------          ------          ------
     TOTAL DISTRIBUTIONS                                  (0.50)         (0.52)          (0.73)          (0.75)          (0.60)
                                                         ------         ------          ------          ------          ------
Change in net asset value                                  0.23          (0.92)           0.04           (0.11)          (0.12)
                                                         ------         ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                           $10.52         $10.29          $11.21          $11.17          $11.28
                                                         ======         ======          ======          ======          ======
Total return(1)                                            7.25%         (3.66)%          5.75%           6.04%           4.30%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $78,878        $88,770        $107,371        $122,763        $136,558

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.12%          1.01 %          0.97%           0.96%           0.94%
   Net investment income (loss)                            5.54%          4.25 %          4.77%           5.36%           5.42%
Portfolio turnover                                           12%            18 %            14%             15%             27%


                                                                                       CLASS B
                                                        ------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                        --------------------------------------------------------------
                                                         2000          1999          1998          1997          1996
Net asset value, beginning of period                    $10.34        $11.25        $11.22        $11.32        $11.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.50          0.45          0.48          0.50          0.52
   Net realized and unrealized gain (loss)                0.15         (0.93)         0.19          0.06         (0.12)
                                                        ------        ------        ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                     0.65         (0.48)         0.67          0.56          0.40
                                                        ------        ------        ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.43)        (0.37)        (0.45)        (0.50)        (0.52)
   Dividends in excess of net investment income          --            (0.06)        (0.10)        --            --
   Dividends from net realized gains                     --            --            (0.09)        (0.16)        --
                                                        ------        ------        ------        ------        ------
     TOTAL DISTRIBUTIONS                                 (0.43)        (0.43)        (0.64)        (0.66)        (0.52)
                                                        ------        ------        ------        ------        ------
Change in net asset value                                 0.22         (0.91)         0.03         (0.10)        (0.12)
                                                        ------        ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                          $10.56        $10.34        $11.25        $11.22        $11.32
                                                        ======        ======        ======        ======        ======
Total return(1)                                           6.41%        (4.35)%        4.97%         5.13%         3.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $4,870        $5,651        $7,001        $5,797        $4,762

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.87%         1.76 %        1.69%         1.71%         1.69%
   Net investment income (loss)                           4.77%         3.51 %        3.98%         4.60%         4.68%
Portfolio turnover                                          12%           18 %          14%           15%           27%

(1) Maximum sales charges are not reflected in the total return calculation.

                       See Notes to Financial Statements

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL SENECA, PH.D., RICHARD D. LITTLE, CFA, AND RONALD K. JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is capital appreciation consistent with maximizing after-tax returns. The Fund may at times invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

Q: HOW HAS THE FUND PERFORMED OVER THE LAST 12 MONTHS?

A: For the Fund's inception on March 1, 2000, Class A shares are down 9.00% and Class B and C shares have fallen 9.50% compared with a return of (3.02)% for the Fund's benchmark, the S&P 500 Index1. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED RESULTS?

A: This has been a difficult year for growth stocks, as the sectors in the S&P 500 that have provided the best performance have been energy, utilities and financial stocks. These are not areas we emphasize. Instead, the Fund invested in companies with accelerating earnings growth. This led to a slight overweighting in technology stocks all year, which has hurt performance somewhat. Our ongoing goal for this Fund is to select companies with strong and sustainable earnings growth. Our holdings will demonstrate superior performance as investors shift their focus from macro concerns to company fundamentals.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: The economy has slowed dramatically. We are not predicting a recession, but would not rule one out if the Fed fails to ease monetary policy aggressively. We do not see an inflation threat and we are concerned with the difficulty that corporations are having funding their operations. The slowing economy means that corporate earnings will definitely slow, but we are confident that we can continue to identify companies that have sound fundamentals and robust earnings prospects. The outsized gains of the S&P that we have seen in the latter half of the 1990's are almost certainly behind us, and we can likely look forward to more normalized market returns for the near future.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED GIVEN YOUR OUTLOOK?

A: We use an invesment approach that is primarily "bottom up," meaning that we do not use macro forecasting to select stocks for the Fund. Rather, we invest company by company, identifying situations where a particular company is likely to produce accelerating earnings regardless of specific economic conditions. We do factor GDP and interest rate forecasts into our company models, but generally speaking we do not make significant changes to the portfolio based on the economic or market outlook. Recent additions to the portfolio have included stocks both in defensive sectors and those which are more economically sensitive. What these stocks have in common is their earnings characteristics and solid business fundamentals. We remain slightly overweighted in technology relative to the S&P 500 and it remains our largest sector exposure. The Fund also has significant investments in the financial and health-care sectors, within a broadly diversified portfolio.

                                                               DECEMBER 15, 2000

1 THE S&P 500 INDEX MEASURES LARGE-CAP STOCK TOTAL-RETURN PERFORMANCE. THE INDEX
  IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS1                             PERIOD ENDING 11/30/00

                                                    INCEPTION      INCEPTION
                                                   TO 11/30/00        DATE
                                                   -----------     ---------
        Class A Shares at NAV2                       (9.00)%         3/1/00
        Class A Shares at POP3                      (14.23)          3/1/00

        Class B Shares at NAV2                       (9.50)          3/1/00
        Class B Shares with CDSC4                   (14.03)          3/1/00
        Class C Shares at NAV2                       (9.50)          3/1/00
        Class C Shares with CDSC4                   (10.41)          3/1/00

        Class X Shares at NAV2                       (8.80)          3/1/00

        S & P 500 Index6                             (3.02)          3/1/00

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 This chart illustrates POP returns on Class A shares and CDSC returns for
  Class B and Class C shares since inception.
6 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Phoenix-Seneca             Phoenix-Seneca            Phoenix-Seneca
                 Tax Sensitive              Tax Sensitive             Tax Sensitive
                  Growth Fund                Growth Fund               Growth Fund
                    Class A5                   Class B5                  Class C5              Index6
  3/1/00             $9,425                    $10,000                   $10,000               $10,000
11/30/00              8,577                      8,598                     8,960                 9,698

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/00 (inception of the Fund in Class A, B and C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. The performance of Class X share will be greater or less than that shown based on differences in fees. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                       11/30/00

As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology    Financials   Health-Care   Consumer Staples    Capital Goods     Energy     Communication Services     Other
    24%          19%           15%              13%                8%             6%                5%                 10%

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

TEN LARGEST HOLDINGS AT NOVEMBER 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Citigroup, Inc.                              4.0%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 2. General Electric Co.                         3.8%
    CONSUMER AND INDUSTRIAL ELECTRICAL
    PRODUCTS PRODUCER
 3. HCA-The Healthcare Co.                       3.6%
    HEALTH-CARE AND ACUTE HOSPITAL PROVIDER
 4. American International Group, Inc.           3.5%
    INTERNATIONAL INSURANCE HOLDING COMPANY
 5. SBC Communications, Inc.                     3.4%
    TELECOMMUNICATIONS SERVICE PROVIDER
 6. Wal-Mart Stores, Inc.                        3.4%
    DISCOUNT STORE AND SUPERCENTER OPERATOR
 7. Pfizer, Inc.                                 3.3%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
 8. Merck & Co., Inc.                            3.3%
    ETHICAL DRUG AND SPECIALTY
    CHEMICAL PRODUCER
 9. American Express Co.                         3.2%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
10. Halliburton Co.                              3.1%
    OIL WELL SERVICES COMPANY

INVESTMENTS AT NOVEMBER 30, 2000

                                                       SHARES       VALUE
                                                      --------   -----------
COMMON STOCKS--87.2%

AEROSPACE/DEFENSE--3.0%
Boeing Co. (The) ...................................     4,820   $   332,881

BEVERAGES (ALCOHOLIC)--3.0%
Anheuser-Busch Cos., Inc. ..........................     6,900       327,319

BIOTECHNOLOGY--2.5%
Immunex Corp.(b) ...................................     7,300       271,469

BROADCASTING (TELEVISION, RADIO & CABLE)--5.7%
Clear Channel Communications, Inc.(b) ..............     6,052       305,626
General Motors Corp. Class H(b) ....................    14,700       319,578
                                                                 -----------
                                                                     625,204
                                                                 -----------
COMMUNICATIONS EQUIPMENT--5.6%
Corning, Inc. ......................................     5,160       301,860
Scientific-Atlanta, Inc. ...........................     7,630       308,061
                                                                 -----------
                                                                     609,921
                                                                 -----------
COMPUTERS (HARDWARE)--3.9%
Extreme Networks, Inc.(b) ..........................     2,950       151,556
Sun Microsystems, Inc.(b) ..........................     3,560       270,782
                                                                 -----------
                                                                     422,338
                                                                 -----------
COMPUTERS (NETWORKING)--2.7%
Cisco Systems, Inc.(b) .............................     6,280       300,655

COMPUTERS (PERIPHERALS)--2.3%
EMC Corp.(b) .......................................     3,330       247,669

COMPUTERS (SOFTWARE & SERVICES)--2.6%
Microsoft Corp.(b) .................................     5,040       289,170

                                                       SHARES       VALUE
                                                      --------   -----------
CONSUMER FINANCE--2.8%
MBNA Corp. .........................................     8,700   $   310,481

ELECTRIC COMPANIES--1.4%
Southern Energy, Inc.(b) ...........................     6,200       151,125

ELECTRICAL EQUIPMENT--3.8%
General Electric Co. ...............................     8,500       421,281

ELECTRONICS (SEMICONDUCTORS)--2.3%
Intel Corp. ........................................     6,750       256,922

FINANCIAL (DIVERSIFIED)--7.3%
American Express Co. ...............................     6,480       355,995
Citigroup, Inc. ....................................     8,863       441,488
                                                                 -----------
                                                                     797,483
                                                                 -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.6%
Merck & Co., Inc. ..................................     3,900       361,481
Pfizer, Inc. .......................................     8,180       362,476
                                                                 -----------
                                                                     723,957
                                                                 -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--3.6%
HCA-The Healthcare Co. .............................     9,590       397,386

INSURANCE (MULTI-LINE)--3.5%
American International Group, Inc. .................     3,915       379,510

INVESTMENT BANKING/BROKERAGE--2.5%
Schwab (Charles) Corp. (The) .......................     9,955       275,629

NATURAL GAS--2.6%
El Paso Energy Corp. ...............................     4,690       281,693

                       See Notes to Financial Statements
46

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                                       SHARES       VALUE
                                                      --------   -----------
OIL & GAS (DRILLING & EQUIPMENT)--3.1%
Halliburton Co. ....................................    10,120   $   337,755

OIL (INTERNATIONAL INTEGRATED)--2.3%
Exxon Mobil Corp. ..................................     2,870       252,560

RETAIL (DRUG STORES)--2.9%
CVS Corp. ..........................................     5,500       312,813

RETAIL (GENERAL MERCHANDISE)--3.3%
Wal-Mart Stores, Inc. ..............................     7,040       367,400

SERVICES (DATA PROCESSING)--2.6%
Automatic Data Processing, Inc. ....................     4,370       288,420

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.9%
Nextel Communications, Inc. Class A(b) .............     6,630       205,530

TELEPHONE--3.4%
SBC Communications, Inc. ...........................     6,840       375,773
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $10,149,319)                                      9,562,344
----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--87.2%
(IDENTIFIED COST $10,149,319)                                      9,562,344
----------------------------------------------------------------------------

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------    ------  -----------
SHORT-TERM OBLIGATIONS--16.7%

COMMERCIAL PAPER--16.7%
Koch Industries, Inc. 6.54%, 12/1/00 ........  A-1+       $345   $   345,000

Potomac Electric Power Co. 6.50%, 12/4/00 ...  A-1+        365       364,802

BellSouth Capital Funding Corp.
6.50%, 12/12/00 .............................  A-1+        395       394,215

Special Purpose Accounts Receivable
Cooperative Corp. 6.62%, 1/11/01 ............   A-1        355       352,324

Greenwich Funding Corp. 6.60%, 1/26/01 ......  A-1+        381       377,080

----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,833,430)                                       1,833,421
----------------------------------------------------------------------------
TOTAL INVESTMENTS--103.9%
(IDENTIFIED COST $11,982,749)                                     11,395,765(a)

Cash and receivables, less liabilities--(3.9%)                      (428,606)
                                                                 -----------
NET ASSETS--100.0%                                               $10,967,159
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $660,534 and gross depreciation of $1,247,518 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $11,982,749.

(b) Non-income producing.

                       See Notes to Financial Statements
                                                                              47

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
Investment securities at value
   (Identified cost $11,982,749)                                 $11,395,765
Cash                                                                   1,980
Receivables
   Fund shares sold                                                   48,815
   Receivable from advisor                                            11,297
   Dividends                                                           6,408
                                                                 -----------
     Total assets                                                 11,464,265
                                                                 -----------
LIABILITIES
Payables
   Investment securities purchased                                   425,323
   Transfer agent fee                                                 25,764
   Financial agent fee                                                 3,664
   Trustees' fee                                                       6,928
   Distribution fee                                                    4,138
Accrued expenses                                                      31,289
                                                                 -----------
     Total liabilities                                               497,106
                                                                 -----------
NET ASSETS                                                        10,967,159
                                                                 -----------
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                                             12,171,078
Accumulated net realized loss                                       (616,935)
Net unrealized depreciation                                         (586,984)
                                                                 -----------
NET ASSETS                                                       $10,967,159
                                                                 ===========
CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $6,053,227)                                            665,193
Net asset value per share                                              $9.10
Offering price per share $9.10/(1-5.75%)                               $9.66

CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $1,450,258)                                            160,230
Net asset value and offering price per share                           $9.05

CLASS C
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
  (Net Assets $2,161,658)                                            238,857
Net asset value and offering price
  per share                                                            $9.05

CLASS X
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
   (Net Assets $1,302,016)                                           142,795
Net asset value and offering price per share                           $9.12

                             STATEMENT OF OPERATIONS
                          FROM INCEPTION MARCH 1, 2000
                              TO NOVEMBER 30, 2000
INVESTMENT INCOME
Interest                                                         $    47,867
Dividends                                                             27,072
Foreign taxes withheld                                                   (70)
                                                                 -----------
     Total investment income                                          74,869
                                                                 -----------
EXPENSES
Investment advisory fee                                               38,773
Distribution fee, Class A                                              7,629
Distribution fee, Class B                                              6,037
Distribution fee, Class C                                             10,512
Financial agent fee                                                   32,944
Transfer agent                                                        69,428
Trustees                                                              18,353
Professional                                                          15,476
Registration                                                          11,808
Printing                                                               7,652
Custodian                                                              5,177
Miscellaneous                                                          6,372
                                                                 -----------
     Total expenses                                                  230,161
     Less expenses borne by investment
       advisor                                                      (149,112)
                                                                 -----------
     Net expenses                                                     81,049
                                                                 -----------
NET INVESTMENT LOSS                                                   (6,180)
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                                     (616,935)
Net change in unrealized
  appreciation (depreciation)
  on investments                                                    (586,984)
                                                                 -----------
NET LOSS ON INVESTMENTS                                           (1,203,919)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                $(1,210,099)
                                                                 ===========

                        See Notes to Financial Statements
48

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  From Inception
                                                                                3/1/00 to 11/30/00
                                                                                ------------------
FROM OPERATIONS
   Net investment income (loss)                                                    $    (6,180)
   Net realized gain (loss)                                                           (616,935)
   Net change in unrealized appreciation (depreciation)                               (586,984)
                                                                                   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (1,210,099)
                                                                                   -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of 672,294 shares                                             6,741,027
   Cost of 7,101 shares repurchased                                                    (75,073)
                                                                                   -----------
Total                                                                                6,665,954
                                                                                   -----------
CLASS B
   Proceeds from sale of 160,230 shares                                              1,629,449
                                                                                   -----------
Total                                                                                1,629,449
                                                                                   -----------
CLASS C
   Proceeds from sale of 245,409 shares                                              2,474,333
   Cost of 6,552 shares repurchased                                                    (65,558)
                                                                                   -----------
Total                                                                                2,408,775
                                                                                   -----------
CLASS X
   Proceeds from sale of 144,344 shares                                              1,489,080
   Cost of 1,549 shares repurchased                                                    (16,000)
                                                                                   -----------
Total                                                                                1,473,080
                                                                                   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        12,177,258
                                                                                   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                            10,967,159

NET ASSETS
   Beginning of period                                                                      --
                                                                                   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0]      $10,967,159
                                                                                   ===========

                        See Notes to Financial Statements
                                                                              49

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                       CLASS A          CLASS B         CLASS C          CLASS X
                                                      -----------------------------------------------------------
                                                        FROM             FROM            FROM             FROM
                                                      INCEPTION        INCEPTION       INCEPTION        INCEPTION
                                                      3/1/00 TO        3/1/00 TO       3/1/00 TO        3/1/00 TO
                                                      11/30/00         11/30/00        11/30/00         11/30/00
Net asset value, beginning of period                   $10.00           $10.00           $10.00           $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                       0.01            (0.06)           (0.07)            0.03
   Net realized and unrealized gain (loss)              (0.91)           (0.89)           (0.88)           (0.91)
                                                       ------           ------           ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                   (0.90)           (0.95)           (0.95)           (0.88)
                                                       ------           ------           ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income                    --               --               --               --
   Dividends from net realized gains                       --               --               --               --
                                                       ------           ------           ------           ------
     TOTAL DISTRIBUTIONS                                   --               --               --               --
                                                       ------           ------           ------           ------
Change in net asset value                               (0.90)           (0.95)           (0.95)           (0.88)
                                                       ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD                         $ 9.10           $ 9.05           $ 9.05           $ 9.12
                                                       ======           ======           ======           ======
Total return(1)                                         (9.00)%(3)       (9.50)%(3)       (9.50)%(3)       (8.80)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)               $6,053           $1,450           $2,162           $1,302

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                 1.35%(2)         2.10%(2)         2.10%(2)         1.10%(2)
   Net investment income (loss)                          0.13%(2         (0.69)%(2)       (0.71)%(2)        0.33%(2)
Portfolio turnover                                         41%(3)           41%(3)           41%(3)           41%(3)

(1) Maximum sales charges are not reflected in total return calculation
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.23% for Class A, 4.98% for Class B, 4.98% for Class C and 3.98% for Class X, for the period ended November 30, 2000.

                       See Notes to Financial Statements
50

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

   Effective November 16, 2000, Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware Business Trust. Prior to that date, the Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. To date, five Funds are offered for sale: International Fund, Real Estate Securities Fund, Emerging Markets Bond Fund, Tax-Exempt Bond Fund and Tax Sensitive Growth Fund. Each Fund has distinct investment objectives. The International Fund seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Fund seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Tax Sensitive Growth Fund seeks as its investment objective appreciation of capital consistent with maximizing after-tax returns.
   The Trust offers both Class A and Class B shares on each Fund. Additionally, the Trust offers two additional classes of shares, Class C on International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund and Class X on Tax Sensitive Growth Fund. Class X shares are sold without a sales charge. Effective April 3, 2000 Class A shares of International, Real Estate Securities and Tax Sensitive Growth Fund are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge for those funds was 4.75%. Class A shares of the Emerging Markets Bond and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Fund which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.
   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not effect the Trust's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. To the extent that any Fund does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   The International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At November 30, 2000, the Funds had no forward currency contracts.

   G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At November 30, 2000, the Funds had no futures contracts.

H. OPTIONS:

   Each Fund (other than Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Funds may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

I. LOAN AGREEMENTS:

   The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At November 30, 2000, the Trust had no loan agreements.

J. SECURITY LENDING:

  The Trust (with the exception of the Real Estate Securities Fund) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers Harriman, custodian for the International Fund. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 2000, the Trust had no securities on loan.

K. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

M. SWAP AGREEMENTS:

   The Emerging Market Bond Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the funds custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.
   At November 30, 2000, the Emerging Markets Bond Fund had the following Swap agreements outstanding:
                                                                    Unrealized
                                                                   Appreciation
Notional Amount                                                   (Depreciation)
---------------                                                   --------------
$4,500,000   Agreement with Morgan Stanley dated November 7,
             2000 to receive 8.2% per year times the notional
             amount. The fund pays only upon a default event in
             the Russian Federation, the notional amount times
             the difference between the par value and the then
             market value of Russian Federation RegS 8.25% bond
             due March 31, 2010.                                     $(378,047)
                                                                     ---------
                                                                     $(378,047)
                                                                     ---------

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") and Duff & Phelps Investment Management Co. ("DPIM"), an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                       1st         $1-2          $2 +
                                   $1 Billion     Billion       Billion
                                   ----------     -------       -------
International Fund ...............    0.75%        0.70%         0.65%
Real Estate Securities Fund ......    0.75%        0.70%         0.65%
Emerging Markets Bond Fund .......    0.75%        0.70%         0.65%
Tax-Exempt Bond Fund .............    0.45%        0.40%         0.35%
Tax Sensitive Growth Fund ........    0.75%        0.70%         0.65%

   DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2001, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B shares.
   PIC has agreed to voluntarily reimburse the Tax Sensitive Growth Fund through March 31, 2001, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.10% of the average daily net assets for Class X Shares, 1.35% of the average daily net assets for Class A shares, 2.10% of the average daily net assets for Class B shares and 2.10% of the average daily net assets for Class C shares.
   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the International Fund, Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Seneca Capital Management LLC ("Seneca") is subadvisor to the Tax Sensitive Growth Fund, a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. For its services, Seneca is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix Tax Sensitive Growth Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $56,512 for Class A shares and deferred sales charges of $407,117 for Class B shares and $14,400 for Class C shares for the year ended November 30, 2000. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 2000, $1,004,769 was retained by the Distributor and $723,300 was paid out to unaffiliated participants and $105,427 was paid to W.S. Griffith, an indirect subsidiary of PHL.
   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended November 30, 2000, financial agent fees were $522,242 of which PEPCO received $194,300. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 2000, transfer agent fees were $812,299 of which PEPCO retained $350,334 which is net of fees paid to State Street.
   At November 30, 2000 PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:
                                                   Aggregate
                                                   Net Asset
                                    Shares           Value
                                   --------       ----------
International Fund
        --Class C ...............    9,308        $   99,968
Real Estate Securities Fund
        --Class A ...............  556,076         8,018,616
        --Class B ...............   13,179           188,328
Emerging Markets Bond Fund
        --Class A ...............  461,556         3,212,430
        --Class B ...............   17,508           120,105
Tax-Exempt Bond Fund
        --Class A ...............      294             3,093
Tax-Sensitive Growth Fund
        --Class A ...............  270,000         2,457,000
        --Class B ...............   10,000            90,500
        --Class C ...............   10,000            90,500
        --Class X ...............   10,000            91,200

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended November 30, 2000 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                    Purchases             Sales
                                    ---------             -----
International Fund .............   $143,702,247        $164,112,905
Real Estate Securities Fund ....      5,243,428          10,303,944
Emerging Markets Bond Fund .....    565,827,930         595,551,074
Tax-Exempt Bond Fund ...........      9,921,168          23,022,477
Tax Sensitive Growth Fund ......     13,460,261           2,694,017

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

4. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts. Given the uncertain economic condition of Russia and the defaults that have occurred, there is no guarantee that continued payments on Russian government bonds will be made.

5. CAPITAL LOSS CARRYOVERS

   The following Funds have capital loss carryovers which may be used to offset future capital gains.
                                                                          Tax
                Real Estate         Emerging         Tax-Exempt        Sensitive
 Expiration      Securities       Markets Bond         Bond             Growth
     Date          Fund              Fund              Fund              Fund
 ----------     ----------        -----------        ----------        --------
    2006 ...... $       --        $31,829,052        $       --        $     --
    2007 ......  1,459,843          4,141,783         2,619,894              --
    2008 ......         --                 --                --         616,935
                ----------        -----------        ----------        --------
      Total     $1,459,843        $35,970,835        $2,619,894        $616,935
                ==========        ===========        ==========        ========

   For the year ended November 30, 2000, the Real Estate Securities Fund, Emerging Markets Bond Fund and the Tax-Exempt Bond Fund were able to utilize losses deferred in the prior year against current year capital gains in the amount of $499,934, $11,010,743 and $736,369, respectively.

6. RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, each Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:


                                                                        Capital paid
                                 Undistributed       Accumulated         in on shares
                                 net investment      net realized       of beneficial
                                     income           gain (loss)         interest
                                 --------------      ------------       -------------

International Fund ...........   $   535,008          $ (535,008)        $     --
Emerging Markets Bond Fund....    (5,822,828)          5,751,080           71,748
Tax-Exempt Bond Fund .........       (23,752)             45,059          (21,307)
Tax Sensitive Growth Fund.....         6,180                  --           (6,180)

TAX NOTICE (UNAUDITED)

   For the fiscal year ended November 30, 2000, the Tax-Exempt Bond Fund distributed $3,994,295 of exempt-interest dividends.

   For the fiscal year ended November 30, 2000 the following Fund distributed long-term capital gains dividends:

International Fund ................................................  $15,767,123

This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHICS OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Multi-Portfolio Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Fund (constituting Phoenix Multi-Portfolio Fund, hereinafter referred to as the "Trust") at November 30, 2000, and the results of each of their operations, the changes in each of their net assets and the financialhighlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financialstatements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


/s/ Signature
    PricewaterhouseCoopers

Boston, Massachusetts
January 12, 2001

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

Special meetings of Shareholders of Phoenix Multi-Portfolio Fund were held on May 16, 2000 and November 16, 2000, respectively, to approve the following matters:

      1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares.

      2. Approve a new Rule 12b-1 Distribution Plan for Class C Shares.

      3. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Trust into a Delaware business trust.

      4. Amend the fundamental investment restriction for each of the Funds except the Tax Sensitive Growth Fund regarding diversification.

      5. Amend the fundamental investment restriction for the Tax Sensitive Growth Fund regarding diversification.

      6. Amend the fundamental investment restriction for each of the Funds regarding concentration.

      7. Amend the fundamental investment restriction for each of the Funds regarding borrowing.

      8. Amend the fundamental investment restriction for each of the Funds regarding the issuance of senior securities.

      9. Amend the fundamental investment restriction for each of the Funds regarding underwriting.

     10. Amend the fundamental investment restriction for each of the Funds regarding investing in real estate.

     11. Amend the fundamental investment restriction for each of the Funds regarding investing in commodities.

     12. Amend the fundamental investment restriction for each of the Funds regarding lending.

     13. Eliminate the fundamental investment restriction for each of the Funds regarding the purchase of restricted securities.

     14. Eliminate the fundamental investment restriction for each of the Funds regarding short sales.

     15. Eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities on margin.

     16. Eliminate the fundamental investment restriction for each of the Funds regarding officer or trustee ownership of securities.

     17. Eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities of other investment companies.

     18. Eliminate the fundamental investment restriction for each of the Funds regarding investing in oil, gas or other mineral exploration or development programs.

     19. Eliminate the fundamental investment restriction for each of the Funds regarding writing, purchasing or selling puts and calls.

     20. Eliminate the fundamental investment restriction for each of the Funds regarding investing in warrants or rights.

     21. Eliminate the fundamental investment restriction for each of the Funds, except the Tax Sensitive Growth Fund , regarding purchases of securities of unseasoned issuers.

On the record date of May 16, 2000, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:


CLASS OF SHARES (FOR ITEMS 1 AND 2)                                       SHARES OUTSTANDING    PERCENTAGE PRESENT BY PROXY
-----------------------------------                                       ------------------    ---------------------------
Phoenix-Aberdeen International Fund Class B                                   1,937,371                  50.39%
Phoenix-Duff & Phelps Real Estate Securities Fund Class B                     1,019,482                  51.55%
Phoenix-Goodwin Emerging Markets Bond Fund Class B                            7,847,071                  54.27%
Phoenix-Goodwin Tax-Exempt Bond Fund Class B                                    494,206                  58.64%
Phoenix-Seneca Tax Sensitive Growth Fund Class B                                 11,712                  85.38%
Phoenix-Aberdeen International Fund Class C                                     151,237                  50.06%
Phoenix-Goodwin Emerging Markets Bond Fund Class C                              301,942                  54.65%
Phoenix-Seneca Tax Sensitive Growth Fund Class C                                 15,466                  81.96%

On the record date of November 16, 2000, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

CLASS OF SHARES (FOR ITEMS 3 THROUGH 21)                                  SHARES OUTSTANDING    PERCENTAGE PRESENT BY PROXY
---------------------------------------                                   ------------------    ---------------------------
Phoenix-Aberdeen International Fund                                          12,497,247                  52.01%
Phoenix-Duff & Phelps Real Estate Securities Fund                             2,413,202                  61.20%
Phoenix-Goodwin Emerging Markets Bond Fund                                   12,846,641                  54.76%
Phoenix-Goodwin Tax-Exempt Bond Fund                                          7,988,427                  62.51%
Phoenix-Seneca Tax Sensitive Growth Fund                                        846,168                  54.65%

NUMBER OF VOTES


                                                                                    FOR          AGAINST      ABSTAIN
                                                                                 ----------    ----------    ---------
 1.   Approve a new Rule 12b-1 Distribution Plan for Class B Shares
        Phoenix-Aberdeen International Fund Class B                                 884,075        33,143       59,046
        Phoenix-Duff & Phelps Real Estate Securities Fund Class B                   475,734        17,613       32,239
        Phoenix-Goodwin Emerging Markets Bond Fund Class B                        3,825,495       211,118      222,098
        Phoenix-Goodwin Tax-Exempt Bond Fund Class B                                245,894        25,809       18,112
        Phoenix-Seneca Tax Sensitive Growth Fund Class B                             10,000             0            0

 2.   Approve a new Rule 12b-1 Distribution Plan for Class C Shares
        Phoenix-Aberdeen International Fund Class C                                  72,067         2,360        1,284
        Phoenix-Goodwin Emerging Markets Bond Fund Class C                          165,004             0            0
        Phoenix-Seneca Tax Sensitive Growth Fund Class C                             10,000             0        2,676

 3.   Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Trust into a Delaware
        business trust.                                                          18,472,701       430,103    1,564,523

 4.   Amend the fundamental investment restriction for each of the Funds except the Tax Sensitive Growth Fund regarding
        diversification.                                                         17,879,557       481,732    1,643,635

 5.   Amend the fundamental investment restriction for the
        Tax Sensitive Growth Fund regarding diversification.                        434,740             0       27,663

 6.   Amend the fundamental investment restriction for each
        of the Funds regarding concentration.                                    18,296,407       479,607    1,691,313

 7.   Amend the fundamental investment restriction for each
        of the Funds regarding borrowing.                                        18,197,828       592,809    1,676,690

 8.   Amend the fundamental investment restriction for each
        of the Funds regarding the issuance of senior securities.                18,264,047       516,611    1,686,669

 9.  Amend the fundamental investment restriction for each
       of the Funds regarding underwriting.                                      18,268,434       513,933    1,684,960

                                                                              59

RESULTS OF SHAREHOLDER MEETING (UNAUDITED) (CONTINUED)

                                                                                    FOR          AGAINST      ABSTAIN
                                                                                 ----------    ----------    ---------
 10. Amend the fundamental investment restriction for each
     of the Funds regarding investing in real estate.                            18,204,269       578,769    1,684,289

 11. Amend the fundamental investment restriction for each of the
     Funds regarding investing in commodities.                                   18,225,767       560,322    1,681,238

 12. Amend the fundamental investment restriction for each of the
     Funds regarding lending.                                                    18,234,115       553,158    1,680,054

 13. Eliminate the fundamental investment restriction for each of the
     Funds regarding the purchase of restricted securities.                      18,094,637       646,248    2,326,442

 14. Eliminate the fundamental investment restriction for each of the
     Funds regarding short sales.                                                18,211,197       575,624    1,680,506

 15. Eliminate the fundamental investment restriction for each of the
     Funds regarding the purchase of securities on margin.                       18,171,495       621,762    1,674,070

 16. Eliminate the fundamental investment restriction for each of the
     Funds regarding officer or trustee ownership of securities.                 18,216,733       571,932    1,678,662

 17. Eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities of other investment
     companies.                                                                  18,282,611       501,272    1,683,444

 18. Eliminate the fundamental investment restriction for each of the Funds regarding investing in oil, gas or other mineral exploration
     or development programs.                                                    18,249,046       537,678    1,681,603

 19. Eliminate the fundamental investment restriction for each of the
     Funds regarding writing, purchasing or selling puts and calls.              18,255,686       588,718    1,622,923

 20. Eliminate the fundamental investment restriction for each of the
     Funds regarding investing in warrants or rights.                             18,305,264       537,269    1,624,794

 21. Eliminate the fundamental investment restriction for each of the Funds, except the Tax Sensitive Growth Fund , regarding
     purchases of securities of unseasoned issuers.                              17,782,649       610,241    1,612,034

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Robert S. Driessen, Vice President
Timothy M. Heaney, Vice President
Ron K. Jacks, Vice President
Peter S. Lannigan, Vice President
Richard D. Little, Vice President
William R. Moyer, Vice President
Michael Schatt, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Real Estate Securities Fund)
55 East Monroe Street, Suite 3600
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(Phoenix-Aberdeen International Fund)
40 Water Street
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

HOW TO CONTACT US
The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

www.phoenixinvestments.com

                      This page intentionally left blank.

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford, CT 06115-0480

[GRAPHICS OMITTED]

PHOENIX
INVESTMENT PARTNERS

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.

PXP 490 (1/01)